SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. N/A)

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FIRST SECURITY GROUP, INC.

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April 30, 2012

TO THE SHAREHOLDERS OF
FIRST SECURITY GROUP, INC.:

You are cordially invited to attend the 2012 Annual Meeting of Shareholders of First Security Group, Inc., which will be held at the Chattanoogan Hotel located at 1201 Broad Street, Chattanooga, Tennessee, on Wednesday, June 20, 2012, at 1:00 p.m. local time.

If you are a holder of our common stock, at the Meeting, you will be asked to consider and vote upon (i) the election of seven (7) directors to serve until the 2013 Annual Meeting of Shareholders and until their successors have been elected and qualified; (ii) a non-binding resolution approving the compensation of First Security's executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission; (iii) the approval of the First Security Group, Inc. 2012 Long Term Incentive Plan; and (iv) the ratification of the appointment of Crowe Horwath LLP, as the independent registered public accounting firm for First Security for the fiscal year ending December 31, 2012. The holder of our outstanding preferred stock will be asked to consider and vote upon the election of two (2) directors pursuant to the terms of such preferred stock, and is not otherwise entitled to vote on the matters to be voted upon at the meeting.

Enclosed are the Notice of Meeting, Proxy Statement and Proxy. We hope you can attend the Meeting and vote your shares in person. In any case, we would appreciate your completing the enclosed Proxy and returning it to us. This action will ensure that your preferences will be expressed on the matters that are being considered. If you are able to attend the Meeting, you may vote your shares in person even if you have previously returned your Proxy.

If you have any questions about the Proxy Statement or our Annual Report, please call or write us.

Sincerely,

/s/ D. Michael Kramer

D. Michael Kramer
President and Chief Executive Officer

FIRST SECURITY GROUP, INC.
531 Broad Street
Chattanooga, Tennessee 37402

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 20, 2012

Notice is hereby given that the 2012 Annual Meeting of Shareholders of First Security Group, Inc. will be held at the Chattanoogan Hotel located at 1201 Broad Street, Chattanooga, Tennessee, on Wednesday, June 20, 2012, at 1:00 p.m. local time to consider and vote upon the following items of business:

1.
Election of Directors. The election of seven (7) directors by the holders of our common stock to serve until the 2013 Annual Meeting of Shareholders and until their successors have been elected and qualified, and the election of two (2) directors by the holder of our preferred stock to serve in accordance with the terms of such preferred stock.

2.
Advisory Vote on Executive Compensation. Non-binding approval of the compensation of First Security's executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

3.	Equity Incentive Plan. Approval of First Security's 2012 Long Term Incentive Plan.

4.	Ratify Auditors. Ratifying the appointment of Crowe Horwath LLP as the independent registered public accounting firm for First Security for the fiscal year ending December 31, 2012.

5.	Other Business. Transacting other business as may properly come before the Meeting or any adjournments or postponements thereof.

The enclosed Proxy Statement explains these proposals in greater detail. We urge you to review these materials carefully.

Only shareholders of record at the close of business on Wednesday, April 18, 2012 are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. All shareholders, whether or not they expect to attend the Meeting in person, are requested to complete, date, sign and return the enclosed Proxy in the accompanying envelope.

By Order of the Board of Directors

/s/ D. Michael Kramer
D. Michael Kramer
President and Chief Executive Officer

April 30, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2012 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 20, 2012.
THE PROXY STATEMENT FOR THE 2012 ANNUAL MEETING OF SHAREHOLDERS, PROXY CARD, AND 2011 ANNUAL REPORT ARE AVAILABLE ONLINE AT http://www.FSGBank.com/proxymaterials

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO FIRST SECURITY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

PROXY STATEMENT FOR THE
ANNUAL MEETING OF SHAREHOLDERS OF
FIRST SECURITY GROUP, INC.
APRIL 30, 2012

INTRODUCTION

General

This Proxy Statement is being furnished to our shareholders in connection with the solicitation of proxies by our Board of Directors for use at the 2012 Annual Meeting of Shareholders of First Security to be held at the Chattanoogan Hotel located at 1201 Broad Street, Chattanooga, Tennessee, on Wednesday, June 20, 2012, at 1:00 p.m. local time, and at any adjournments or postponements thereof. Unless otherwise clearly specified, all references to “First Security,” “we,” “us” and “our” refer to First Security Group, Inc. and our subsidiary, FSGBank, National Association.

The Meeting is being held to consider and vote upon the proposals summarized under “Summary of Proposals” below and described in greater detail in this Proxy Statement. Our Board of Directors knows of no other business that will be presented for consideration at the Meeting other than the matters described in this Proxy Statement.

The 2011 Annual Report to Shareholders, including financial statements for the fiscal year ended December 31, 2011, is included with this mailing. These proxy materials are first being mailed to our shareholders on or about May 8, 2012.

Our principal executive offices are located at 531 Broad Street, Chattanooga, Tennessee 37402 and our telephone number is (423) 266-2000.

Summary of Proposals

The proposals to be considered at the Meeting may be summarized as follows:
Proposal One. To consider and vote upon the election (i) by holders of our common stock, $0.01 par value (the “Common Stock”) of seven (7) directors to serve until the 2013 Annual Meeting of Shareholders and until their successors have been elected and qualified and (ii) by the holder of our Fixed Rate Cumulative Perpetual Preferred Stock, Series A, having a liquidation preference of $1,000 per share (the “Series A Preferred Stock”) of two (2) directors, to serve in accordance with the terms of the Series A Preferred Stock.
Proposal Two. To consider and vote upon a non-binding resolution approving the compensation of First Security's executives as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (the “SEC”); and
Proposal Three. To consider and vote upon the First Security Group, Inc. 2012 Long Term Incentive Plan (the "2012 Long-Term Incentive Plan).
Proposal Four. To consider and vote upon the ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm for First Security for the fiscal year ending December 31, 2012.
Quorum and Voting Requirements

Voting Rights. Holders of record of Common Stock as of the Record Date, defined below, are entitled to one vote per share on each matter to be considered and voted upon at the Meeting. The holder of the Series A Preferred Stock is not entitled to vote on the matters to be voted upon at the meeting other than the election of its two director-nominees pursuant to the terms of the Series A Preferred Stock.

Quorum. In order for any proposal to be acted on at the meeting, a quorum must be present with respect to that proposal. A quorum will be present if a majority of the total votes entitled to be cast are present in person or by valid proxy. In determining whether a quorum exists at the Meeting for purposes of all matters to be voted on, all votes “for” or “against,” as well as all abstentions and broker non-votes (described below), will be counted as shares present.

Election of Directors. If a quorum exists, the nominees for the seven (7) director positions to be elected by the holders of shares of Common Stock receiving a plurality of the votes cast by the holders of shares of Common Stock will be elected as directors. This means that the seven (7) nominees receiving the greatest number of votes will be elected directors. With respect to the two (2) director positions to be elected by the holder of the Series A Preferred Stock, if a quorum exists, the nominees receiving the approval of majority of the votes cast by such shareholder, voting as a separate class, will be elected as directors.

Other Proposals. If a quorum exists, the proposals (i) to approve a non-binding resolution approving First Security's executive compensation, (ii) to approve the 2012 Long Term Incentive Plan and (iii) to ratify the appointment of First Security's independent registered public accounting firm require that the number of votes cast in favor of the proposal exceed the number of votes cast against the proposal.

Abstentions. With respect to each of the proposals, votes cast will include only votes cast with respect to shares present in person or represented by proxy at the meeting and entitled to vote and will exclude abstentions. Therefore, shares not present at the meeting and shares voting “abstain” have no effect on the outcome of such proposals.

Broker Non-Votes. If shareholders do not give their brokers instructions as to how to vote shares held in street name, the brokers have discretionary authority to vote those shares on “routine” matters but not on “non-routine” proposals. Therefore, brokers will need to return a proxy card without voting on these non-routine matters if shareholders do not give voting instructions with respect to these matters. This is referred to as a “broker non-vote”. The proposal with respect to the ratification of the appointment of Crowe Horwath is considered a “routine” matter for which brokers have the discretion to vote uninstructed shares on behalf of clients, and as a result, there will be no broker non-votes. The other proposals are considered “non-routine” matters, and, as a result, there may be broker non-votes with respect to these proposals. Any broker non-votes will not be included in the total votes cast with respect to such proposals and will not affect the results.

Record Date, Solicitation and Revocability of Proxies

Our Board of Directors has fixed the close of business on April 18, 2012 as the record date (the “Record Date”) for determining the shareholders entitled to notice of, and to vote at, the Meeting. Accordingly, only holders of record of shares of Common Stock or Preferred Stock on the Record Date will be entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, there were (1) 1,762,342 shares of Common Stock issued and outstanding, and approximately 637 Common Stock holders of record and (2) 33,000 shares of the Series A Preferred Stock issued and outstanding and one holder of record of the Series A Preferred Stock, the U.S. Department of Treasury (the “Treasury”).

Shares of Common Stock represented by properly executed Proxies, if such Proxies are received in time and not revoked, will be voted at the Meeting in accordance with the instructions indicated in such Proxies. If no instructions are indicated, such shares of Common Stock will be voted “FOR” all identified proposals and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. If necessary, the proxy holder may vote in favor of a proposal to adjourn the Meeting in order to permit further solicitation of proxies in the event there are not sufficient votes to approve the foregoing proposals at the time of the Meeting.

A shareholder who has given a Proxy may revoke it at any time prior to its exercise at the Meeting by: (i) giving written notice of revocation to our Secretary, (ii) properly submitting to us a duly executed Proxy bearing a later date, or (iii) appearing in person at the Meeting and voting in person. All written notices of revocation or other communications with respect to Proxies should be addressed as follows: First Security Group, Inc., Attn: Secretary of the Board, 531 Broad Street, Chattanooga, Tennessee 37402.

The cost of soliciting proxies for the meeting will be paid by First Security. In addition to the solicitation of shareholders of record by mail, telephone, electronic mail, facsimile or personal contact, First Security will be contacting brokers, dealers, banks, or voting trustees or their nominees who can be identified as record holders of Common Stock; such holders, after inquiry by First Security, will provide information concerning quantities of proxy materials needed to supply such information to beneficial owners, and First Security will reimburse them for the reasonable expense of mailing proxy materials to such persons.

Smaller Reporting Company

The Company has elected to prepare this Proxy Statement as a “smaller reporting company” consistent with the rules of the SEC.

PROPOSAL ONE:
ELECTION OF DIRECTORS

The terms of all directors expire at the 2012 annual meeting of shareholders. The number of directors on our Board of Directors is nine (9), with seven (7) director positions to be filled by the holders of our Common Stock and two (2) such positions reserved to be filled by the Treasury, as the sole holder of the Series A Preferred Stock.

NOMINEES FOR ELECTION BY COMMON SHAREHOLDERS

General

The following seven (7) directors of First Security have been nominated by our Board of Directors for reelection by the holders of Common Stock, to serve a one-year term of office expiring at the 2013 Annual Meeting of Shareholders and until their successors have been elected and qualified. Although all nominees are expected to serve if elected, if any nominee is unable to serve, the persons voting the Proxies will vote for the remaining nominees and for such replacements, if any, as may be nominated by our Board of Directors. Proxies cannot be voted by a holder of Common Stock for a greater number of persons than the number of nominees for election by the holders of Common Stock specified herein (7 persons). Cumulative voting is not permitted.

First Security believes that its Board as a whole should encompass a range of talent, skill and expertise enabling it to provide sound guidance with respect to First Security's operations and interests. In addition to considering a candidate's background and accomplishments, candidates are reviewed in the context of the current composition of the Board and the evolving needs of our business. First Security's nominating committee seeks directors with strong reputations and experience in areas relevant to the strategy and operations of First Security's business. Each director nominee identified below holds or has held senior executive positions in relevant organizations and has operating experience that meets this objective, as described below. In these positions, they have also gained experience in core management skills, such as strategic and financial planning, corporate governance, risk management, and leadership development. Our nominating committee further believes that each of the director nominees has other key attributes that are important to an effective board: integrity and demonstrated high ethical standards; sound judgment; analytical skills; the ability to engage management and each other in a constructive and collaborative fashion; and the commitment to devote significant time and energy to service on the Board.

The following table shows for each current director and director nominated for election by the holders of Common Stock: (1) his or her name; (2) his or her age at December 31, 2011; (3) how long he or she has been one of our directors; (4) his or her position(s) with us, other than as a director; (5) his or her principal occupation and business experience for the past five years; and (6) a brief discussion of the specific experience, qualifications, attributes or skills that the Board believes qualifies each director for service on First Security's Board. Except as otherwise indicated, each director has been engaged in his or her present principal occupation for more than five years. Each of the director nominees listed below is currently a director of First Security and of FSGBank.

Name (Age)	Director Since	Position with First Security and Business Experience
William C. Hall (60)	2010
Owner and Manager of Town and Country Restaurant (restaurant / hospitality, Chattanooga, TN) from 1976 to 2005; Managing Partner of T&C Holdings, GP (real estate investment), 2005 to present. We believe Mr. Hall's experience as a small business owner in Chattanooga, one of our primary market areas, well qualifies him to serve on our Board of Directors.

Carol H. Jackson (72)	2002
Retired as Vice President of Baker Street Rentals (property management, Knoxville, TN) in 2006 after serving in this role since 1991. Ms. Jackson has 17 years of property management experience and has served on various bank boards continuously over the last 21 years. We believe Ms. Jackson's experience in property management and her long service on the boards of financial institutions well qualifies her to serve on our Board of Directors.

Robert P. Keller (74)	2011
Managing Director of Triumph Investment Managers, LLC (private equity) since October 2003; Director of Pennichuck Corporation, a publicly-traded water utility and land development company, since April 1983; Director of Homeland Renewable Energy, Inc. (energy industry) since August 2005; Director of First State Bank from November 2008 to October 2011 (elevated to Chairman in November 2010); Director of California Oaks State Bank from January 2005 to December 2010; Chairman of the Board of Directors at Security Business Bank of San Diego and Security Business Bancorp since September 2002 and April 2008, respectively; President and Chief Executive Officer of Eldorado Bancshares, Inc. from August 1995 to April 2001; Chairman and Chief Executive Officer of Eldorado Bank from August 1995 to April 2001; and Chairman and Chief Executive Officer of Antelope Valley Bank from July 1999 to April 2001. Mr. Keller is also a CPA. We believe that Mr. Keller's extensive experience in management and as a director of several community-based financial institutions well qualifies him for service on our Board of Directors.

Ralph L. Kendall (83)	1999
Retired as a partner with Ernst & Young LLP (international CPA firm, Chattanooga, TN) in 1986. Mr. Kendall has 35 years of accounting experience, with Ernst & Young LLP and its predecessors, and 25 years of service on bank boards. We believe Mr. Kendall's long and varied business career, including his extensive accounting experience and work with larger corporations, well qualifies him to serve on our Board of Directors.

Kelly P. Kirkland (54)	2011
Retired as a partner with Leitner, Williams, Dooley & Napolitan, PLLC, following 27 and a half years of practice in December 2010. Ms. Kirkland maintains membership with the State Bars of Florida, Georgia and Tennessee, and is a member of the Chattanooga Bar Association. We believe that Ms. Kirkland's varied legal practice, which included the representation of numerous complex public companies, well qualifies her to serve on our Board of Directors.

D. Michael Kramer (53)	2011
Chief Executive Officer and President of First Security since December 2011; Chief Executive Officer of FSGBank since December 2011; Managing Director of Ridley Capital Group from May 2010 to December 2011; Director, Chief Executive Officer and President of Ohio Legacy Corporation from January, 2006 to February, 2010; Chief Operating Officer and Chief Technology Officer, of Integra Bank Corporation from 1999 to 2004. We believe that Mr. Kramer's more than 20 years of executive leadership in financial organizations, including his service as First Security's Chief Executive Officer, well qualifies him to serve on our Board of Directors.

Larry D. Mauldin (66)	2012
Retired as Chairman, President and Chief Executive Officer of SunTrust Bank, East Tennessee, in 2007 after serving in this role since 2002; Owner and manager of Mauldin Properties, LLC since 1996; Chairman of the Board of Covenant Health, a Tennessee public benefit nonprofit corporation (hospital health care system), since 2008; and Chairman of the Board, Project GRAD Knoxville, Inc., a Tennessee public benefit nonprofit corporation, since 2004. We believe Mr. Mauldin's 40 years of banking experience, including executive roles, well qualifies him to serve on our Board of Directors.

Arrangements with Directors. Mr. Keller was nominated to serve as a director pursuant to the terms of the Engagement Agreement by and between First Security, FSGBank and Triumph Investment Managers, LLC (“Triumph”), dated April 28, 2011 and amended by an amendment dated March 28, 2012 (the “Engagement Agreement”). Under the Engagement Agreement, Triumph provides a number of strategic services to First Security, including, but not limited to assistance in: the identification and retention of an outside loan review, the development of a comprehensive strategic plan, potential senior management candidates to enhance current management, regulatory relations and compliance, and evaluation of First Security's organizational chart. Pursuant to the terms of the Engagement Agreement, for as long as the Engagement Agreement is effective, Mr. Keller will continue to be nominated to serve on the boards of each of First Security and FSGBank and is entitled to receive the same board fees and other compensation that other directors receive for service as a director of First Security.

Vote Required to Approve Proposal

Each outstanding share of Common Stock is entitled to vote for the seven (7) director positions to be elected by the holders of Common Stock. The election of such directors requires approval by a plurality of the votes cast by the holders of shares of Common Stock entitled to vote with respect to that proposal. This means that those seven (7) nominees for directors receiving the greatest number of votes will be elected directors, subject to any necessary regulatory non-objections.

FIRST SECURITY'S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE ELECTION OF ALL SEVEN (7) NOMINEES LISTED ABOVE.

NOMINEES FOR ELECTION BY PREFERRED SHAREHOLDERS

General

Under the terms of the Series A Preferred Stock, the Treasury has the right to appoint up to two directors to First Security's Board of Directors at any time that dividends payable on the Series A Preferred Stock have not been paid for an aggregate of six quarterly dividend periods, and to appoint such directors at subsequent annual meetings until all accrued and unpaid dividends for all past dividend periods have been paid. In February and March of 2012, respectively, the Treasury, pursuant to the terms of the Series A Preferred Stock, elected Mr. Robert R. Lane and Mr. William F. Grant to our board of directors, as quarterly dividends on the Series A Preferred Stock have not been paid for more than six quarters. In addition to the seven (7) nominees for election by the holders of Common Stock listed above, Mr. Lane and Mr. Grant have been nominated for re-election by the Treasury as holder of the Series A Preferred Stock. Holders of Common Stock will not have a right to vote on the election of these two (2) nominees. The directors to be elected at this meeting by the Treasury will hold office until the next annual meeting and until their successors are elected and qualified, or until all dividends payable on all outstanding shares of the Series A Preferred Stock have been declared and paid in full.

The following table shows for each current director and director nominated for election by the holder of the Series A Preferred Stock: (1) his or her name; (2) his or her age at December 31, 2011; (3) how long he or she has been one of our directors; (4) his or her position(s) with us, other than as a director; and (5) his or her principal occupation and business experience for the past five years.

Name (Age)	Director Since	Position with First Security and Business Experience
William F. Grant, III (63)	2012
Director of FSGBank since March 2012; Founding Director and Chair of the Audit Committee for Square 1 Bank and Square 1 Financial, Inc. since July 2005. Retired from the Office of the Comptroller of the Currency, a division of the Treasury, in 2000 with 27 years of service in various positions, including National Bank Examiner, Director of Staffing and National Recruitment and Director for Banking Relations. We believe that Mr. Grant's extensive regulatory and banking experience well qualifies him to serve on our Board of Directors.

Robert R. Lane (63)	2012
Director of FSGBank since February 2012; Faculty Advisor for the Fisher College of Business at the Ohio State University since September 2011; Chief Executive Officer of Lane Leadership Group, LLC since August 2008; President of the Central Ohio District of KeyBank, N.A. from January 2008 to August 2010; Director for Crowe Horwath and Company, LLP from July 1997 to December 2006; Chairman and Chief Executive Officer of First Union National Bank of Tennessee from July 1987 to March 1993. We believe that Mr. Lane's more than 40 years of banking and financial service consulting experience well qualifies him to serve on our Board of Directors.

Vote Required to Approve Proposal

Pursuant to the terms of the Series A Preferred Stock, the election of the two (2) directors nominated by the sole shareholder of the Series A Preferred Stock requires the approval of majority of the votes cast by such shareholder, voting as a separate class.

BOARD OF DIRECTORS

Director Independence

The Board of Directors has determined that the following current directors are independent pursuant to the independence standards of the NASDAQ Stock Market:

•	William C. Hall

•	William F. Grant, III

•	Carol H. Jackson

•	Ralph L. Kendall

•	Kelly P. Kirkland

•	Robert R. Lane

•	Larry D. Mauldin

The Board considered any transaction, relationship or arrangement between First Security and the directors named above (and his or her family) and concluded each of these directors could exercise independent judgment in carrying out his or her responsibilities.

Board Leadership Structure and Role in Risk Oversight

First Security does not have a formal policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, as the Board believes it is in the best interests of First Security to make that determination from time to time based on the position and direction of First Security and the membership of the Board. On April 16, 2012, First Security appointed Larry D. Mauldin as Director and Chairman of the Board. Based on the current membership and executive banking experience on the Board, the Board believes that this separation of the CEO and Chairman roles is in the best interest of First Security and its shareholders. At this time, the Board believes that separating the roles of Chief Executive Officer and Chairman of the Board will provide the most effective leadership structure for First Security by allowing the Chief Executive Officer to focus on the Company's strategic direction and day-to-day operations, while the Chairman leads the Board in its fundamental role of providing advice to, and independent oversight of, management. The Board notes that such independent oversight is already an important feature of First Security's overall corporate governance, as Mr. Kramer is the only management director on First Security's Board of Directors.

Following Rodger Holley's resignation as CEO and Chairman in April 2011, President Ralph E. “Gene” Coffman served as Interim Chairman of the Board until Mr. Coffman's resignation from the Board in December. The Chairman of the Board position than remained vacant until Mr. Mauldin's appointment. However, in April 2011, the Board elected Director Carol H. Jackson as lead independent director. As lead independent director, Ms. Jackson had the authority to call an executive session for further discussion of matters among the independent directors and the end of each Board meeting. As a result of the separation of the roles of chief Executive Officer and Chairman of the Board, and the fact that Mr. Mauldin is an independent director, there is no longer a need for the position of lead independent director. As a result, Director Carol H. Jackson will no longer serve in this capacity. The independent directors remain committed to reviewing our Board leadership structure on a regular basis, and the Board can and will change its leadership structure, including without limitation, by re-combining the Chairman and Chief Executive Officer roles and/or appointing a lead independent director, if it determines that doing so is appropriate and in the best interests of First Security and its shareholders.

Management is responsible for assessing and managing risk, subject to oversight by the Board. The Board executes its oversight responsibility for risk assessment and risk management directly and through its committees, as described below. The Board outlines our risk principles and management framework and it sets high level strategy and risk tolerances, including the creations of internal controls and safeguards relating to credit, interest rate, operational, transaction, legal, and reputation risks. As a result of the changes in executive management, an executive risk committee consisting of the Chief Executive Officer,

Chief Financial Officer, Chief Credit Officer and Chief Administrative Officer has been established to monitor the various risks of First Security and will report directly to the Audit and Enterprise Risk Management Committee.

In addition, the Board of Directors has created several standing and ad hoc committees to provide regular oversight of various aspects of First Security's risk and the members of our management team responsible for that segment of First Security's operations. The Board believes that the overlapping oversight responsibilities of the committees provides a more thorough and consistent review of our risk profile. Our Audit and Enterprise Risk Management Committee reviews First Security's accounting functions, internal audit and loan review functions, as well as providing overall enterprise risk management review. Our Asset/Liability Committee reviews treasury and liquidity management and First Security's interest rate risk. The Loan Committee reviews First Security's credit administration function, including our special assets department, while our Trust Committee focuses on our Trust Management department. The Compensation reviews our executive management and their ongoing operation of First Security, as well as the risks associated with our compensation policies and programs. Our Corporate Governance and Nominating Committee reviews First Security's corporate governance and board composition. Finally, the Compliance Committee provides direct oversight of First Security's regulatory compliance and has been tasked with overseeing management's implementation of changes designed to improve the condition and profitability of First Security.

Board Meetings and Committees

Our Board of Directors held 12 meetings during 2011. All incumbent directors attended at least 75% of the total number of meetings of the Board of Directors and the Board committees on which they served. Although we do not have a formal policy regarding our board members' attendance at the Annual Meeting of Shareholders, board members are encouraged to attend shareholder meetings. All of our directors, in office at the time, attended the 2011 Annual Meeting of Shareholders.

During 2011, our Board of Directors had six standing committees: the Asset/Liability Committee, the Audit/Corporate Governance Committee, the Compensation and Nominating Committee, the Compliance Committee, the Loan and Asset Quality Committee, and the Trust Committee. Each committee also served the same functions for FSGBank. Effective April 25, 2012, the Board of Directors restructured its committees into seven committees. The current committees and memberships are as follows:

	Kramer	Mauldin	Hall	Grant	Jackson	Keller	Kendall	Kirkland	Lane
Compliance	X	Chair	X	X	X	X	X	X	X
Asset/Liability	X	X	X			X			Chair
Trust	X	X	X		Chair
Loan	X	Chair	X			X			X
Compensation		X	X		Chair			X
Corporate Governance and Nominating		Chair		X	X
Audit and Enterprise Risk Management		(ex officio)		Chair			X	X	X

Audit Committee. For 2011 and through April 25, 2012, First Security's audit committee matters were handled by the Audit/Corporate Governance Committee, which was comprised of Ralph L. Kendall (Chair), William C. Hall, and Carol H. Jackson, each of whom are independent directors under the independence standards of the NASDAQ Stock Market. Effective April 25, 2012, First Security's audit committee matters are handled by the Audit and Enterprise Risk Management Committee, which is comprised of William F. Grant, III (Chair), Ralph L. Kendall, Kelly P. Kirkland and Robert R. Lane, each of whom are independent directors under the independence standards of the NASDAQ Stock Market.

The Board of Directors has determined that Mr. Kendall and Mr. Grant each meet the criteria specified under applicable SEC regulations for an “audit committee financial expert.” In addition, the Board believes that all of the audit committee members have the financial knowledge, business experience and independent judgment necessary for service on First Security's audit committee. The audit committee held four meetings during 2011.

The audit committee has the responsibility of reviewing financial statements, evaluating internal accounting controls,

reviewing reports of regulatory authorities, overseeing the audit of our fiduciary activities and determining that all audits and examinations required by law are performed. Our Board of Directors has adopted a written charter for the audit committee, a copy of which is available on our website, www.FSGBank.com. Our Board of Directors annually reviews and approves changes to the audit committee charter. Under the charter, the committee has the authority and is empowered to:
•appoint, approve compensation and oversee the work of the independent auditor;
•resolve disagreements between management and the auditors regarding financial reporting;
•pre-approve all auditing and appropriate non-auditing services performed by the independent auditor;
•retain independent counsel and accountants to assist the committee;
•seek information it requires from employees or external parties; and
•meet with our officers, independent auditors or outside counsel as necessary.

The audit committee report is found in the “Audit Committee Matters” section beginning on page 26 of this Proxy Statement.
Nominating Committee. For 2011 and through April 25, 2012, First Security's nominating committee matters were handled by the Compensation and Nominating Committee, which was comprised of Carol H. Jackson (Chair), William C. Hall and Kelly P. Kirkland, each of whom is an independent director under the standards of the NASDAQ Stock Market. Effective April 25, 2012, nominating committee matters are handled by the Corporate Governance and Nominating Committee, which is comprised of Larry D. Mauldin (Chair), William F. Grant, III, and Carol H. Jackson. The nominating committee held three meetings during 2011. The nominating committee is responsible for the identification of individuals qualified to become members of the Board, and for either the selection of, or recommendation to our Board of Directors for, the director nominees for the next annual shareholders meeting. The nominating committee has the authority to determine the compensation of our executive officers and employees, as well as the power to interpret the provisions of our long-term incentive plans, and administers our benefit and incentive plans. The Board of Directors has adopted a written charter for the nominating committee, a copy of which is available on our website, www.FSGBank.com.

The nominating committee has not adopted a formal policy or process for identifying or evaluating director nominees, but it informally solicits and considers recommendations from a variety of sources, including other directors, members of the community, customers and shareholders of First Security, and professionals in the financial services industry and in other economic sectors when considering prospective directors. Once the committee has generated potential nominees, it then considers the potential nominee's business experience; knowledge of First Security and the financial services industry; experience in serving as a director of First Security or another financial institution or public company generally; wisdom, integrity and analytical ability; familiarity with and participation in the communities served by First Security; commitment to and availability for service as a director.

Although the nominating committee does not have a policy with regard to the consideration of diversity in identifying director nominees, the committee does consider all aspects of diversity in identifying well-qualified director nominees. The nominating committee strives to nominate individuals with a variety of complementary skills so that, as a group, the Board of Directors will possess the appropriate talent, skills, and expertise to oversee First Security's business. In particular, the nominating committee attempts to identify well-qualified directors who are representative of First Security's market area and customers.

In accordance with our bylaws and subject to applicable laws and regulations promulgated by the SEC, a shareholder may nominate persons for election as directors. If the officer presiding at the annual meeting determines that a nomination was not made in accordance with the bylaws, the nomination may be disregarded. The bylaws require written notice to the Corporate Secretary of First Security of the nomination be received at our principal executive offices at least 60 days prior to the date of the annual meeting, assuming the meeting will be held the same date as the prior year's annual meeting, or at least 60 days prior to the date of the annual meeting for that year provided that we have publicly announced the annual meeting date at least 75 days in advance. The notice must set forth:

(1)	the name, age, business address and residence address of all individuals nominated;

(2)	the principal occupation or employment of all individuals nominated;

(3)	the class and number of shares of First Security that are beneficially owned by all individuals nominated;

(4)
any other information relating to all individuals nominated that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the SEC's rules and regulations thereunder and any other applicable laws or rules or regulations of any governmental authority or of any national securities exchange or similar body overseeing any trading market on which shares of First Security are traded;

(5)	the name and record address of the nominating shareholder; and

(6)	the class and number of shares of First Security which are beneficially owned by the nominating shareholder.

No member of the nominating committee is now or was during the last fiscal year an officer or employee of First Security or FSGBank. During 2011, none of our executive officers served as a director or member of the compensation committee (or group performing equivalent functions) of any other entity for which any of our nominating committee members served as an executive officer.

Director Compensation

2011 Director Compensation Table

The following table shows the total fees paid to, or earned by, each of our non-employee directors for their service on the Board of Directors during 2011.

Name	Fees Earned or Paid in Cash	Stock Awards		Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation		Total
(a)	($) (b)	($) (c)		($) (d)	($) (e)	($) (g)		($) (h)
William C. Hall	$41,250	1,056	(1)	—	—	—		$42,306
Carol H. Jackson	$42,750	—		—	—	—		$42,750
Robert P. Keller	$—	—		—	—	142,000	(2)	$142,000
Ralph L. Kendall	$34,500	—		—	—	—		$34,500
Kelly P. Kirkland	$27,250	—		—	—	—		$27,250
D. Ray Marler (3)	$12,000	—		—	—	—		$12,000
Ralph E. Mathews, Jr. (4)	$11,500	—		—	—	—		$11,500
Tim T. Morris (5)	$3,250	—		—	—	—		$3,250
__________

(1)
Represents the grant date fair value of the restricted stock award computed in accordance with FASB ASC Topic 718, using the methods and assumptions described in the Notes to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2011. In connection with compliance with the National Bank Act's requirement that directors own qualifying shares, Mr. Hall was granted 120 shares at a fair value of $8.80 per share.

(2)	Represents consulting fees paid to Triumph, for whom Mr. Keller is a Managing Director. See "Related Party Transactions - Engagement of Triumph" on page 30 for more information.

(3)	Mr. Marler resigned from the Board of Directors on June 28, 2011.

(4)	Mr. Mathews resigned from the Board of Directors on April 27, 2011.

(5)	Mr. Morris resigned from the Board of Directors on February 9, 2011.

Cash Compensation

Each non-employee Director is entitled to a $19,500 annual retainer fee for the next year's service that is paid quarterly, in arrears. The Chairman of the Board receives an additional $10,000 annual retainer, unless the Chairman in an inside director. The Audit and Enterprise Risk, Compliance, and Compensation Committees meet as needed and the Chairperson of each shall receive an additional annual retainer of $5,000, paid semi-annually, in arrears, unless the Chairperson is an inside director. The Asset/Liability, Loan, Corporate Governance and Nominating, and Trust Committees will meet as needed and the Chairperson of each shall receive an additional annual retainer of $3,000, paid semi-annually, in arrears, unless the Chairperson is an inside director. Fees are pro rated for Directors who are elected to the Board of Directors following the annual meeting of shareholders.

Each non-employee Director is paid a $1,000 fee for attending each Board meeting and a $500 fee for attending each Committee meeting. Non-employee Directors who attend Board meetings or Committee meetings are only eligible for the fees described above for meetings that are attended in person. Directors who participate in a Board or Committee meeting via teleconference will receive 50% of the standard meeting fee.

Equity Compensation

Non-employee Directors are eligible for an annual grant of 5,000 stock options (or a pro-rated portion for directors that commence service during the year). For 2011, the Directors elected to forego the annual stock option grant. Any stock options granted to non-employee Directors are subject to the terms of one of First Security's shareholder-approved stock incentive plans, and are granted within 30 days of the commencement or renewal (if reelected) of service as a Director.

Compensation-Related Governance and Role of the Compensation Committee

Committee Charter and Members. For 2011 and through April 25, 2012, First Security's compensation committee matters were handled by the Compensation and Nominating Committee, which was comprised of Carol H. Jackson (Chair), William C. Hall and Kelly P. Kirkland, each of whom is an independent director under the standards of the NASDAQ Stock Market. Effective April 25, 2012, nominating committee matters are handled by the Compensation Committee, which is comprised of Carol H. Jackson (Chair), William C. Hall, Kelly P. Kirkland and Larry D. Mauldin. The compensation committee's primary responsibilities are to: (1) determine the compensation payable to executive officers; (2) evaluate the performance of the Chief Executive Officer and the relationship between performance and First Security's compensation policies for the Chief Executive Officer and other executive officers; (3) issue reports in accordance with SEC rules regarding compensation policies; and (4) approve and administer stock-based, profit-sharing and incentive compensation plans. The Charter of the compensation committee is available on our website, www.FSGBank.com, and in print upon request (submit request for copies of the Charter to First Security Group, Inc., Attn: Investor Relations, 531 Broad Street, Chattanooga, TN 37402).

As of December 31, 2011, the members of First Security's compensation committee were Carol H. Jackson (Chairman), William C. Hall and Kelly P. Kirkland, each of whom were “independent” within the meaning of the listing standards of the NASDAQ, a “nonemployee director” within the meaning of Rule 16b-3 of the Exchange Act, and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986.

Compensation Committee Activity. The Committee held three meetings during 2011. Activities included benchmarking each element of compensation for the Named Executive Officers, developing and enhancing incentive plans, analyzing the executive compensation limitations applicable to the Company as a result of the Company's participation in the Capital Purchase Program of the Troubled Asset Relief Program (the “TARP CPP”), and determining recommended incentive awards and salary increases based on performance.

Interaction with Consultants. Historically, the Committee has retained the services of nationally recognized consulting firms to assist First Security in benchmarking compensation for the Named Executive Officers. The most recent compensation study focusing on executive officers was conducted by Amalfi Consulting LLC (now McLagan) in December 2008, who reported directly to the Committee. In light of economic circumstances and the restrictions on executive compensation related to First Security's participation in the TARP CPP, the Committee decided not to hire a consultant during 2009, 2010, or 2011 to review overall compensation levels. However, in 2011, the Committee directly engaged McLagan to assist in the development of a compensation package for the Chief Executive Officer position.

Role of Executives in Compensation Committee Deliberations. The Committee frequently requests the Chief Executive Officer to be present at Committee meetings to discuss executive compensation and evaluate company and individual performance. Occasionally, other executives may attend a Committee meeting to provide pertinent financial or legal information. Executives in attendance may provide their insights and suggestions, but only the independent Committee members may vote on decisions regarding changes in executive compensation.

The Chief Executive Officer does not provide the recommendations for changes in his own compensation. The Committee discusses the Chief Executive Officer's compensation with him, but final deliberations and all votes regarding his compensation are made without the Chief Executive Officer present.

EXECUTIVE OFFICERS

Executive officers are appointed annually at the meetings of the respective Boards of Directors of First Security and FSGBank following the annual meetings of shareholders, to serve until the next annual meeting and until their successors or additional executive officers are chosen and qualified. The following table shows for each executive officer: (1) his or her name; (2) his or her age at December 31, 2011; (3) how long he or she has been an officer of First Security; (4) his or her position with First Security; and (5) his or her principal occupation and business experience for the past five years.

Name (Age)	Officer Since	Position with First Security and Business Experience
Denise M. Cobb (37)	2010
Executive Vice President and Chief Administrative Officer of First Security and FSGBank since February 2012; Executive Vice President and Chief Risk Officer of First Security and FSGBank from May 2010 to February 2012; Senior Vice President and Chief Risk Officer of First Security and FSGBank from May 2009 to May 2010; Vice President, Director of Internal Audit for First Security and FSGBank from October 2007 to May 2009; Vice President, Project Manager of First Security and FSGBank from August 2006 to October 2007; and Vice President, Corporate Controller and Principal Accounting Officer of First Security and FSGBank from February 2005 to August 2006.

Joseph E. Dell (55)	2011	Executive Vice President and Chief Lending Officer of FSGBank since September 2011. Executive Vice President and Chief Lending Officer of First Commonwealth Bank from January 1998 to March 2010.
John R. Haddock (33)	2011
Executive Vice President, Chief Financial Officer, and Secretary of the Board of First Security and FSGBank since February 2011; Corporate Controller of First Security and FSGBank from 2006 to February 2011.

D. Michael Kramer (53)	2011
Chief Executive Officer and President of First Security since December 2011; Chief Executive Officer of FSGBank since December 2011; Managing Director of Ridley Capital Group from May 2010 to December 2011; Director, Chief Executive Officer and President of Ohio Legacy Corporation from January, 2006 to February, 2010; Chief Operating Officer and Chief Technology Officer, of Integra Bank Corporation from 1999 to 2004.

Chris Tietz (49)	2012
Executive Vice President and Chief Credit Officer of FSGBank since February 2012. Executive Vice President and Chief Credit Officer of First Place Bank from May 2011 to February 2012. Chief Credit Officer of Monroe Bank from 2005 to April 2011.

Ralph E. “Gene” Coffman resigned as President and as a director of each of First Security and FSGBank on December 28, 2011. Mr. Coffman remains employed by FSGBank and serves as Executive Vice President - Special Projects, reporting direction to Mr. Kramer. As Mr. Coffman served as First Security's principal executive officer during 2011, he is included in First Security's summary compensation tables below, and is deemed a “Named Executive Officer” for 2011.

Rodger B. Holley resigned as Chairman and Chief Executive Officer of First Security and FSGBank on April 21, 2011. Mr. Holley had served as Chairman and Chief Executive Officer of First Security since 1999 and FSGBank since 2000. As Mr. Holley served as First Security's principal executive officer during 2011, he is included in First Security's summary compensation tables below, and is deemed a “Named Executive Officer” for 2011.

Each of Robyn L. Thomas and Terry M. Todd served as executive officers during 2011 and are deemed “Named Executive Officers” for 2011. Both remain employed by FSGBank as Senior Vice Presidents.
EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides certain summary information concerning the annual and long-term compensation paid or accrued by First Security and its subsidiaries to or on behalf of the three individuals who served as First Security's principal executive officer during 2011, the other two most highly compensated executive officers of First Security serving as executive officers at the end of 2011 and two individuals who served First Security for a portion of fiscal 2011 as executive officers for whom disclosure would have been provided but for the fact that the individuals were not serving as executive officers as of December 31, 2011. Collectively, such individuals are referred to as First Security's “Named Executive Officers” for 2011.

Name and Principal Position	Year	Salary (1)	Bonus (2)	Stock Awards (3)	Option Awards (4)	Non-Equity Incentive Plan Compensation (5)	All Other Compensation (6)		Total
(a)	(b)	($) (c)	($) (d)	($) (e)	($) (f)	($) (g)	($) (i)		($) (h)
D. Michael Kramer	2011	28,126	—	62,300	—	—	29,625	(7)	120,051
President and CEO

John R. Haddock	2011	176,967	—	—	—	—	7,514		184,481
Secretary, CFO and EVP

Denise M. Cobb	2011	167,500	—	—	—	—	9,462		176,962
Chief Administrative Officer and EVP	2010	153,438	—	—	—	—	10,762		164,200

Ralph E. Coffman, Jr.	2011	250,000	—	1,056	—	—	12,151		263,207
Former President and CEO

Rodger B. Holley	2011	125,695	—	—	—	—	4,104		129,799
Former Chairman and CEO	2010	358,800	—	—	—	—	553,037		911,837
	2009	358,800	—	—	—	—	471,830		830,630

Terry M. Todd	2011	194,500	—	—	—	—	13,692		208,192
Former Retail Banking President	2010	175,644	—	—	—	—	15,768		191,412

Robyn L. Thomas	2011	168,548	—	—	—	—	8,554		177,102
Former Commercial Banking President	2010	153,282	—	—	—	—	13,086		166,368

(1)	Represents base salary.
(2)	Represents discretionary bonus awards. First Security did not pay its Named Executive Officers any bonuses in 2011.
(3)
Represents the grant date fair value of the restricted stock awards computed in accordance with FASB ASC Topic 718, using the methods and assumptions described in the Notes to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2011. The grant to Mr. Kramer was made as an inducement in connection with his employment offer, while the grant to Mr. Coffman was made under the 2002 Long Term Incentive Plan in connection with compliance with the National Bank Act's requirement that directors own qualifying shares. Mr. Kramer was granted 35,000 shares at fair value of $1.78 per share. Mr. Coffman was granted 120 shares at a fair value of $8.80 per share. All grants are subject to three-year service vesting and TARP CPP transfer restrictions.

(4)
Represents the grant date fair value of the stock options computed in accordance with FASB ASC Topic 718, using the methods and assumptions described in Notes to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2011. First Security did not issue any stock options to its Named Executive Officers in 2011.

(5)	Represents Non-Equity Incentive Plan Awards as defined by the SEC. First Security did not issue any Non-Equity Incentive Plan Awards to its Named Executive Officers in 2011.
(6)
Represents all other forms of compensation, including the First Security's 401(k) match and perquisites provided to the Named Executive Officers (consisting of automobile allowance or business and personal use of a company car for transportation for the executive, his customers, employees and directors; social and civic club dues for networking and entertaining; and business and personal use of a cell phone for accessibility to the executive). First Security provided 401(k) matches in 2010 as follows: Kramer-$0, Haddock-$1,770, Cobb-$1,735, Coffman-$0, Holley-$1,257, Todd-$1,945, and Thomas-$1,743. Also includes the aggregate change in the actuarial present value of the salary continuation agreement with Mr. Holley, as described below. First Security does not provide the Named Executive Officers with nonqualified deferred compensation opportunities.

(7)	Includes $29,625 paid for as an independent contractor for consulting services prior to Mr. Kramer's appointment as Chief Executive Officer.

Base Salaries for Executive Officers. The above table includes partial year base salaries for certain executives. Additionally, First Security appointed Christopher G. Tietz as EVP and Chief Credit Officer on February 9, 2012. The annual base salaries for the current executive officers are: Kramer - $325,000; Tietz - $235,000; Dell - $215,000; Haddock - $190,000; and Cobb - $167,000.

Agreements with Named Executive Officers. First Security has entered into separate employment agreements with Messrs. Kramer, Holley and Coffman, a salary continuation agreement with Mr. Holley, and a change in control benefit agreement with Ms. Thomas. The material terms of these arrangements are described below.

In connection with First Security's participation in the TARP CPP, each of our Named Executive Officers has also entered into a separate letter agreement with First Security that sets forth each executive's acknowledgment and agreement that certain amounts otherwise payable to the executive under the employment agreements described below may be limited during the period that the Treasury holds an investment in First Security under the TARP CPP. First Security is prohibited, for so long as the Treasury holds an investment in First Security, from any payment to a Named Executive Officer upon departure from First Security for any reason, except for payments for services performed or benefits accrued.

Employment Agreement with Mr. Kramer. On December 28, 2011, First Security entered into an at-will employment agreement with D. Michael Kramer regarding Mr. Kramer's appointment as Chief Executive Officer of First Security. Pursuant to the agreement, Mr. Kramer receives an annual base salary of $325,000 and is eligible to participate in First Security's incentive and equity compensation programs, subject to any regulatory restrictions on such participation. As an inducement for Mr. Kramer to join First Security, the Compensation Committee of the Board of Directors awarded Mr. Kramer a restricted stock grant of 35,000 shares of First Security's common stock on December 28, 2011. Under the terms of the agreement, Mr. Kramer is also entitled to receive standard automobile and relocation allowances, and is eligible to participate in certain other benefits programs open to other similarly situated employees of First Security. In the event of Mr. Kramer's resignation or upon an involuntary termination of his employment with First Security for cause (as defined in the employment agreement), Mr. Kramer will be subject to certain non-compete provisions within FSGBank's current market area for a period of 12 months following such termination, and he will also be subject to non-solicitation and non-disparagement provisions for two years following his departure from First Security for any reason.

Agreements with Mr. Holley. First Security entered into a three-year employment agreement with Rodger B. Holley on May 16, 2003 regarding Mr. Holley's employment as Chairman and Chief Executive Officer. At the end of each year of the agreement, it renewed for an additional year, unless either of the parties gave notice of an intent not to renew the agreement at least 90 days prior to the renewal date. Under the terms of the agreement, First Security provided Mr. Holley with health and life insurance, membership fees to social and civic clubs and an automobile for business and personal use. If First Security had terminated Mr. Holley's employment without cause or Mr. Holley had terminated his employment for good reason, Mr. Holley would have been entitled to a Lump Sum Payment, a Pro Rata Incentive Payment and continuation of medical benefits for 12 months. The Lump Sum Payment would have been an amount equal to the sum of his current base salary plus the greater of (1) the highest of his last three years' incentive payments or (2) his target annual incentive. The Pro Rata Incentive Payment would have been an amount equal to the Pro Rata portion of the target annual incentive based on the number of days that have passed in the employment year before Mr. Holley's termination. Upon a change in control of First Security, Mr. Holley would have been entitled to three times the Lump Sum Payment, payment of a Pro Rata Incentive Payment, and continuation of medical benefits for 12 months. Mr. Holley resigned his employment with First Security on April 21, 2011.

Mr. Holley was subject to the non-competition and non-solicitation provisions of his agreement which generally provided that he would not compete with First Security in the banking business nor solicit First Security's customers or employees for a period of 12 months following his resignation.

The salary continuation agreement with Mr. Holley was intended to provide Mr. Holley with a fixed annual benefit for 15 years subsequent to retirement on or after the normal retirement age of 65. The salary continuation agreements supported the objective of maintaining a stable, committed, and qualified team of key executives through the inclusion of retention and non-competition provisions. In light of his respective resignation, Mr. Holley is entitled to monthly benefits for 15 years after reaching normal retirement age (65) based on the level of benefits accrued during his service to First Security. This annual benefit will be payable over 15 years in 12 equal monthly installments, commencing on the first day of the month following Mr. Holley's 65th birthday (retirement age). Under the terms of the salary continuation agreement and separation agreement, First Security had accrued approximately $2.0 million for Mr. Holley and commenced payments in March 2012. Mr. Holley's separation agreement entitled him to the benefit accrued as of December 31, 2010 and thus, no additional benefits accrued during 2011.

Employment Agreement with Mr. Coffman. First Security entered into an employment agreement with Ralph E. “Gene” Coffman, Jr. on September 20, 2010 regarding Mr. Coffman's employment. Under the terms of this agreement, Mr. Coffman serves as an at-will employee of First Security, meaning that the agreement is terminable by either Mr. Coffman or First Security for any reason upon 30 days written notice. As part of the agreement, First Security allows Mr. Coffman to participate in First Security's employee benefit plans, medical insurance plans, other benefit plans and perquisite programs that are in effect for all First Security employees, and grants him reimbursement for reasonable membership fees to social and civic clubs and an automobile for business and personal use. This agreement also provides for certain travel, rent reimbursement and relocation expenses related to Mr. Coffman's relocation to Chattanooga, Tennessee. The agreement also provides for the reimbursement of legal fees relating to the negotiation of the employment agreement. The agreement also generally provides that Mr. Coffman will not compete with First Security in the banking business nor solicit First Security's customers or employees for a period of 12 months following the termination of his employment. Mr. Coffman remains employed as EVP - Special Projects.

Change in Control Benefit Agreement with Ms. Thomas. First Security entered into a change in control benefit agreement with Robyn L. Thomas on June 23, 2004. Pursuant to this agreement, should Ms. Thomas' employment be involuntarily terminated by the Company within 12 months of a change in control of First Security (as otherwise defined in the agreement), Ms. Thomas is entitled to receive a payment equal to her current base salary plus a target annual incentive as set forth in the Company's Incentive Compensation Plan in the year in which the change in control occurs. In addition, Ms. Thomas is similarly entitled to receive the continuation of medical benefits for 12 months following the involuntary termination of her employment by the Company following a change in control; should the Company's insurance plans not permit her to retain coverage, the Company shall provide her with a cash payment equivalent to the cost of continuing coverage under First Security's relevant benefit plans. Finally, should Ms. Thomas' employment be involuntarily terminated by First Security following a change in control, all of Ms. Thomas' unvested stock options shall immediately become fully vested and exercisable, and all outstanding restricted stock awards shall become fully vested. The agreement also generally provides that Ms. Thomas will not compete with First Security in the banking business nor solicit First Security's customers or employees for a period of 12 months following the involuntary termination of her employment.

Long-Term Incentives. First Security has historically used long-term incentives to encourage its Named Executive Officers to focus on critical long-range objectives, to foster retention and to align the Named Executive Officers' interests with the long-term interests of our other shareholders. First Security's 2002 Long-Term Incentive Plan authorizes the granting of stock options (incentive stock options or non-qualified stock options), stock appreciation rights, and restricted stock.

Under the TARP CPP executive compensation limits, First Security is prohibited from paying or accruing any long-term incentive compensation, except for certain restricted stock awards, to the five most highly compensated employees, for so long as the Treasury holds an investment in First Security. First Security may provide incentive compensation in the form of restricted stock awards, so long as the value of the stock does not exceed one-third of the Named Executive Officer's total amount of annual compensation, the stock does not fully vest until Treasury no longer holds an investment in First Security, and any other conditions which the Treasury may specify have been satisfied.

In 2011, in light of economic conditions, company performance and the market value of the Common Stock, the Committee did not approve any new long-term incentives to the Named Executive Officers except in connection with the hiring of Mr. Kramer and in connection with complying with the National Bank Act's requirement that directors own qualifying shares, as noted above. For 2012, the Committee intends to continue to look at a broad range of factors, including progress toward key strategic initiatives, in determining whether to grant new long-term incentives.

401(k) and Employee Stock Ownership Plan. First Security sponsors the First Security Group 401(k) and Employee Stock Ownership Plan (the “401(k) and ESOP Plan”) pursuant to which First Security makes matching contributions. The purpose of the plan is to provide participating employees with an opportunity to obtain beneficial interests in the stock of First Security and to accumulate capital for their future economic security. The 401(k) and ESOP Plan owns shares of Common Stock and allocates the shares for the company-matching element of the 401(k). We may use the shares for ESOP profit sharing opportunities, but have not done so to date.

Effective July 1, 2010, First Security makes matching contributions of at least 100% of each participant's 401(k) contributions up to one percent (1%). The 401(k) and ESOP Plan provides for 100% vesting of all accounts.

Certain Limitations on Senior Executive Compensation. In June of 2010, federal banking regulators issued guidance designed to help ensure that incentive compensation policies at banking organizations do not encourage excessive risk-taking or undermine the safety and soundness of the organization. In connection with this guidance, the regulatory agencies announced that they will review incentive compensation arrangements as part of the regular, risk-focused supervisory process.

Regulatory authorities may also take enforcement action against a banking organization if its incentive compensation arrangement or related risk management, control, or governance processes pose a risk to the safety and soundness of the organization and the organization is not taking prompt and effective measures to correct the deficiencies. To ensure that incentive compensation arrangements do not undermine safety and soundness at insured depository institutions, the incentive compensation guidance sets forth the following key principles:

•
incentive compensation arrangements should provide employees incentives that appropriately balance risk and financial results in a manner that does not encourage employees to expose the organization to imprudent risk;

•	incentive compensation arrangements should be compatible with effective controls and risk management; and

•	incentive compensation arrangements should be supported by strong corporate governance, including active and effective oversight by the board of directors.

As a result of First Security's participation in the TARP CPP, First Security became subject to certain restrictions on executive compensation set forth in Section 111 of the Emergency Economic Stabilization Act (“EESA”) and the Securities Purchase Agreement entered into by First Security and the Treasury on January 9, 2009. Subsequently, the American Recovery and Reinvestment Act of 2009 (“ARRA”) was signed into law on February 17, 2009 and included a provision that amended Section 111 of EESA and directed the Treasury to establish specified standards on executive compensation and corporate governance. On June 15, 2009, the Treasury published its Interim Final Rule on TARP Standards for Compensation and Corporate Governance (sometimes referred to as the TARP Interim Final Rule) which established those standards (sometimes referred to as the TARP Compensation Standards). The TARP Compensation Standards generally apply to all TARP recipients in the programs under TARP, including specifically to First Security under the TARP CPP. For example, pursuant to the TARP Compensation Standards, First Security must:

•	ensure that its senior executive incentive compensation packages do not encourage excessive risk;

•	subject senior executive compensation to “clawback” if the compensation was based on inaccurate financial information or performance metrics;

•	prohibit any golden parachute payments to senior executive officers; and

•	agree not to deduct more than $500,000 from taxable income for a senior executive officer's compensation.

Outstanding Equity Awards at 2011 Fiscal Year End

The following table sets forth information concerning outstanding awards previously granted to the Named Executive Officers that were held by the Named Executive Officers at December 31, 2011.

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested(1) (#) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Kramer	—	—	—	—	—	35,000	(2)	82,250	—	—
Haddock	200	—	—	95.00	12/21/2015	—		—	—	—
	500	—	—	113.50	12/27/2016	—		—	—	—
	105	—	—	90.80	2/27/2018	—		—	—	—
Cobb	550	—	—	100.00	8/29/2015	—		—	—	—
Coffman	—	—	—	—	—	120	(3)	282	—	—
Holley	—	—	—	—	—	—		—	—	—
Todd	1,800	—	—	69.40	4/22/2013	—		—	—	—
	360	—	—	83.30	1/28/2014	—		—	—	—
	900	—	—	95.00	12/21/2015	—		—	—	—
	900	—	—	113.50	12/27/2016	—		—	—	—
	220	—	—	90.80	2/27/2018	—		—	—	—
Thomas	600	—	—	83.30	1/28/2014	—		—	—	—
	350	—	—	95.00	12/21/2015	—		—	—	—
	400	—	—	113.50	12/27/2016	—		—	—	—
	190	—	—	90.80	2/27/2018	—		—	—	—

(1)	Based on the closing price of First Security's common stock (NASDAQ: FSGI) on December 30, 2011 ($2.35 per share).
(2)	Vesting schedule for stock: 11,550 shares on 12/28/2013 and 23,100 shares on 12/28/2014.
(3)	Vesting schedule for stock: 40 shares on 3/23/2013 and 80 shares on 3/23/2014.

2011 Options Exercise and Stock Vested

No options were exercised by the Named Executive Officers during 2011, but Mr. Holley did become vested in 42 shares, with a value realized upon vesting of $121. The shares vested on February 27, 2011 and the value realized is based on the closing price of First Security's common stock (NASDAQ: FSGI) on that date (i.e. $2.87 per share). The vesting was associated with the final 34% of the 125 share stock award, issued on February 27, 2008.

PROPOSAL TWO:
NON-BINDING RESOLUTION APPROVING COMPENSATION
OF FIRST SECURITY'S EXECUTIVE OFFICERS

General

On January 9, 2009, First Security completed a transaction with the Treasury under the TARP CPP, pursuant to which First Security sold 33,000 shares of Series A Preferred Stock, which bears an initial dividend rate of 5% increasing to 9% after five years, to the Treasury in exchange for an investment of $33 million. In addition, the Treasury received a warrant for the purchase of 823,627 shares of First Security's Common Stock. One of the conditions of participation in the TARP CPP is that First Security comply with certain limits on its compensation of its executive officers.

Under ARRA, First Security is required to submit to its shareholders a non-binding vote on the compensation of First Security's executives for so long as the Treasury holds an investment in First Security. By the terms of ARRA, this vote by shareholders (i) is not binding on the Board of Directors of First Security, (ii) is not to be construed as overruling any decision by our Board of Directors; and (iii) does not create or imply any additional duties by our Board of Directors.

Executive Compensation

First Security believes that its compensation policies and procedures, which are reviewed and recommended by the Compensation and Nominating Committee and approved by the Board of Directors, encourage a culture of pay for performance and are structured to align the interests of our executive officers with the long-term interests of shareholders. First Security's compensation framework encourages the achievement of strategic objectives and creation of shareholder value, recognizes and rewards individual initiative and achievements, maintains an appropriate balance between base salary and annual and long-term incentive opportunity, and allows First Security to compete for, retain, and motivate talented executives that are important to our success.

The Board uses various methods and analysis in setting the compensation for the Named Executive Officers. In making compensation decisions for First Security's Named Executive Officers for 2011, the Compensation Committee and the Board of Directors considered, among other factors, factors such as First Security's financial performance, non-financial measures and other factors reflective of the management of its business; the continuing challenging market conditions affecting community banks, and the economy generally; and the individual performance of such Named Executive Officers. Consistent with the objective of aligning the compensation of First Security's executive officers with the annual and long-term performance of First Security and the interests of First Security's shareholders, such factors were reflected in the compensation of First Security's Named Executive Officers for 2011.

The Board of Directors and management believe that the compensation paid to the Named Executive Officers as disclosed in this proxy statement is reasonable and competitive.

Shareholders are encouraged to carefully review the “Executive Compensation” section of this Proxy Statement starting on page 11 for a detailed discussion of First Security's executive compensation program.

As required by ARRA and the guidance provided by the SEC, the Board of Directors is providing First Security's shareholders with the right to cast an advisory vote on the compensation of First Security's executives at the 2012 Annual Meeting of Shareholders. This proposal, commonly known as a “Say on Pay” proposal, gives First Security's shareholders the opportunity to endorse or not endorse First Security's executive pay program and policies through the following resolution:

“Resolved, the shareholders of First Security approve the compensation of First Security's executives, as disclosed pursuant to the compensation disclosure rules of the SEC.”

Vote Required to Approve Proposal

The adoption of the non-binding resolution approving the compensation of First Security's executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission requires approval by the affirmative vote of the holders of shares of Common Stock representing a majority of the votes cast at the Meeting. Because this shareholder vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee may take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE
ADOPTION OF THE NON-BINDING RESOLUTION APPROVING THE COMPENSATION OF FIRST SECURITY'S EXECUTIVE OFFICERS.

PROPOSAL THREE:
APPROVAL OF THE FIRST SECURITY GROUP, INC.
2012 LONG-TERM INCENTIVE PLAN

Introduction

On March 28, 2012, subject to the approval of shareholders, our Board of Directors adopted the First Security Group, Inc. 2012 Long-Term Incentive Plan (the “2012 Long-Term Incentive Plan”). The following description of the 2012 Long-Term Incentive Plan is qualified in its entirety by reference to the applicable provisions of the plan document, which is attached hereto as Appendix A.

The Board of Directors is submitting the 2012 Long-Term Incentive Plan to the shareholders for approval (a) to comply with the shareholder approval requirements of the NASDAQ rules for equity compensation plans, (b) to be able to grant tax-favored incentive stock options under Section 421 of the Internal Revenue Code, and (c) to preserve First Security's ability to claim deductions for compensation expense resulting from the award or exercise of equity-based incentives for federal income tax purposes under Section 162(m) of the Internal Revenue Code.

General Description of the 2012 Long-Term Incentive Plan

First Security currently maintains the First Security Group, Inc. 2002 Long-Term Incentive Plan (the “2002 Long-Term Incentive Plan”) and the Second Amended and Restated 1999 Long-Term Incentive Plan of First Security Group, Inc. (the “1999 Long-Term Incentive Plan”). The Board of Directors adopted the 2002 Long-Term Incentive Plan on August 9, 2002 and the 1999 Long-Term Incentive Plan on March 10, 1999. First Security currently has 75,579 shares of common stock remaining or available for grants of additional stock options and restricted stock awards under the 2002 Long-Term Incentive Plan and 48,183 shares of common stock remaining or available for grants of additional stock options and restricted stock awards under the 1999 Long-Term Incentive Plan. Given the passage of time since the adoption of both the 2002 Long-Term Incentive Plan and the 1999 Long-Term Incentive Plan, the Board of Directors elected to adopt the 2012 Long-Term Incentive Plan, rather than simply amend either of the existing plans to increase the number of shares reserved for issuance under those plans to support the future needs of First Security for the provision of long-term incentives. The 2012 Long-Term Incentive Plan also allows First Security greater flexibility in the types of long-term incentives it may award and in the design and administration of those awards. At the annual meeting, shareholders will be asked to consider and vote on the approval and adoption of the 2012 Long-Term Incentive Plan.

The primary objectives of the 2012 Long-Term Incentive Plan are to provide incentives to certain officers, employees, directors, consultants and other service providers to manage the business of First Security and its affiliates in a manner that will provide for the long-term growth and profitability of First Security; to encourage stock ownership and provide such recipients with a proprietary interest in First Security; and to provide a further means of hiring, rewarding and retaining key personnel.

The Board of Directors has reserved 175,000 shares of First Security's common stock for issuance pursuant to awards granted under the 2012 Long-Term Incentive Plan, subject to adjustment as provided therein.  Up to 100% of the shares reserved under the 2012 Long-Term Incentive Plan may be issued pursuant to incentive stock options, in the form of any other Award (as defined below), or in any combination thereof.  In the event all or a portion of an Award is forfeited, cancelled, expired, or terminated before becoming vested, paid, exercised, converted, or otherwise settled in full, that number of shares shall be again available under the 2012 Long-Term Incentive Plan and shall not count against the maximum number of reserved shares under the 2012 Long-Term Incentive Plan.  Shares withheld to satisfy applicable tax withholding obligations of awards other than stock awards are also available again for use under the 2012 Long-Term Incentive Plan.

The maximum number of shares of common stock that may be granted during any calendar year as to any employee with respect to which options, stock appreciation rights, or other awards that are denominated in shares of common stock and are intended to be performance-based compensation under Section 162(m) shall not exceed 50,000, subject to adjustment in accordance with the provisions of the 2012 Long-Term Incentive Plan. Furthermore, the maximum aggregate dollar amount that may be paid under any performance Award denominated in cash during any calendar year to an employee may not exceed $100,000.

Terms of the Long-Term Incentive Plan

Administration. The 2012 Long-Term Incentive Plan provides for administration by a committee appointed by the Board of Directors or, alternatively if no such committee is appointed, by the entire Board of Directors (the “Committee”). When appointing members to the Committee, the Board of Directors is to take into consideration the “outside director” standards contained in Section 162(m), the “non-employee” director standards contained in Rule 16b-3 of the Securities Exchange Act, and, if applicable, the requirements of the national securities exchange or nationally recognized quotation or market system on which First Security's common stock is then traded. Currently, the Compensation Committee of our Board of Directors serves as the Committee under the 2012 Long-Term Incentive Plan.

The Committee has the authority to grant awards under the 2012 Long-Term Incentive Plan and to make all other determinations that it may deem necessary or advisable for the administration of the 2012 Long-Term Incentive Plan. The Committee's decisions relating to the administration of the 2012 Long-Term Incentive Plan and grants of Awards shall be final and binding on all persons.

The 2012 Long-Term Incentive Plan permits the Board of Directors to delegate to one or more officers of First Security, the Chairman of the Committee, or both, the ability to grant awards under the 2012 Long-Term Incentive Plan to individuals other than officers or directors of First Security and any affiliate. The person(s) so designated can determine the number of shares as to which an award is granted, subject to a maximum number established by the Board of Directors and can perform other administrative functions as delegated to such person(s) by the Committee.

Types of Awards. The 2012 Long-Term Incentive Plan permits the Committee to make a variety of awards, including incentive and nonqualified options to purchase shares of First Security's common stock, stock appreciation rights, other stock-based awards which are settled in either cash or shares of First Security's common stock and are determined by reference to shares of stock, such as grants of restricted common stock, grants of rights to receive stock in the future, or dividend equivalent rights, and cash performance awards, which are settled in cash and are not determined by reference to shares of First Security's common stock (together, “Awards”). These discretionary Awards may be made on an individual basis or through a program approved by the Committee for the benefit of a group of eligible persons.

The number of shares of common stock as to which any Award is granted, the potential payout of any Award not denominated in shares of common stock and the eligible persons to whom Awards are granted will be determined by the Committee, subject to the provisions of the 2012 Long-Term Incentive Plan. Awards may be made exercisable or settled at the prices and may be made forfeitable or terminable under the terms established by the Committee, to the extent not otherwise inconsistent with the terms of the 2012 Long-Term Incentive Plan.

Structure of Individual Awards. The Committee may, but is not required to, structure any Award so as to qualify as performance-based compensation under Section 162(m). To the extent that the Committee desires to base an Award on performance goals that are intended to qualify the Award as performance-based compensation under Section 162(m), the Committee may, but is not required to, make the vesting or payment of the Award subject to the achievement of one or any combination of the performance listed below during a specified period: (1) earnings per share; (2) book value per share; (3) operating cash flow; (4) free cash flow; (5) cash flow return on investments; (6) cash available; (7) net income (before or after taxes); (8) revenue or revenue growth; (9) total shareholder return; (10) return on invested capital; (11) return on shareholder equity; (12) return on assets; (13) return on common book equity; (14) market share; (15) economic value added; (16) operating margin; (17) profit margin; (18) stock price; (19) operating income; (20) EBIT or EBITDA; (21) expenses or operating expenses; (22) productivity of employees as measured by revenues, costs, or earnings per employee; (23) working capital; (24) improvements in capital structure; (25) cost reduction goals; (26) level of loan loss reserve; (27) return on tangible equity; (28) net interest margin; (29) net interest spread; (30) liquidity ratio; (31) capital ratio; (32) asset quality; (33) interest rate risk; (34) efficiency ratio; (35) growth ratio; and (36) any combination of the foregoing.

The performance goals may be applied to First Security, any affiliate or any business unit, either individually, alternatively or in combination. In addition, the Committee may modify the performance goals previously established with respect to a particular grant of an Award to address accounting expenses of equity compensation; amortization of acquired technology and intangibles; asset write-downs; litigation-related events; changes in laws affecting reported results; reorganizations; discontinued operations; and extraordinary and non-recurring events, except where such action would result in the loss of a tax deduction to First Security pursuant to Section 162(m).

After the date of grant, the Committee, in its sole discretion and for such reasons as it determines to be appropriate, may modify the terms and conditions of an Award except to the extent inconsistent with other provisions of the 2012 Long-Term Incentive Plan. Such modifications may include, among others, changes to or waivers of any forfeiture provisions under an Award; changes to the settlement terms of any Award; waiver of any early expiration provisions; or adjustments to an Award in connection with a reorganization or change in control of First Security, as discussed in further detail below.

Awards generally shall not be transferable or assignable during a holder's lifetime unless otherwise provided under the terms of the individual Award. However, incentive stock options may not be transferred except by will or by the laws of intestate succession.

Options. At the time an option is granted, the Committee will determine whether the option is an incentive stock option or a nonqualified stock option. The 2012 Long-Term Incentive Plan provides that the exercise price of any option may not be less than the fair market value of the common stock of First Security on the date of the grant. The term of an incentive stock option may not exceed ten (10) years from the date of grant. In addition, an incentive stock option may only be granted under the 2012 Long-Term Incentive Plan within ten (10) years from the date the 2012 Long-Term Incentive Plan was adopted by the Board of Directors.

For incentive stock options, special rules relating to the option term and the exercise price apply for employees who, at the time the option is granted, own (directly or indirectly) more than 10% of the common stock of First Security or any subsidiary (an “Over 10% Owner”). Incentive stock options granted to an Over 10% Owner must be granted with an exercise price equal to 110% of the fair market value of First Security's common stock on the date of the grant. Also, the term of an incentive stock option granted to an Over 10% Owner cannot exceed five (5) years from the date of grant. For purposes of determining an individual's ownership percentage of common stock, any stock owned by such individual's spouse, parents, grandparents, children, grandchildren and siblings will be attributed to such individual. In addition, any stock owned by a corporation, partnership, estate or trust in which an individual owns an interest is attributed to that individual on a pro rata basis based on the individual's ownership percentage.

Subject to any further limitations in the Award agreement, in the event of a recipient's termination of employment, the term of an incentive stock option will expire, terminate and become unexercisable no later than three months after the date of the termination of employment; provided, however, that if the termination of employment is due to death or disability, up to one year may be substituted for the three-month period. The Committee may, however, permit an incentive stock option to continue beyond these time limits, in which case the option will become a nonqualified stock option.

The Committee may permit an option exercise price to be paid in cash, by the delivery of previously-owned shares of First Security's common stock, through a cashless exercise executed through a broker, or by having a number of shares of common stock otherwise issuable at the time of exercise withheld.

Reload grants are prohibited under the 2012 Long-Term Incentive Plan. Reload grants are new option grants that are made to an optionee to replace shares delivered by the optionee in payment of the exercise price and/or tax withholding obligation under any other option held by the optionee.

The Committee may not directly or indirectly reduce the exercise price of an option after it is granted without the approval of First Security's shareholders, except in connection with a merger, liquidation, or other similar reorganization of First Security. Surrendering an option in consideration of, or in exchange for, the grant of a new option with a lower exercise price, stock, cash, or any other award would be considered a reduction in the exercise price of the original option.

Stock Appreciation Rights. Stock appreciation rights may be granted separately or in connection with another Award. Each stock appreciation right allows the recipient to receive the appreciation per share of First Security's common stock over a defined price which may not be less than the fair market value of a share of First Security's common stock on the date the stock appreciation right is granted. If a stock appreciation right is granted in connection with another Award, it may only be exercised to the extent that the related Award has not been exercised, paid, or otherwise settled. Stock appreciation rights are exercisable or payable at a time or times certain or upon the occurrence or non-occurrence of certain events. Stock appreciation rights may be settled in shares of common stock or in cash, according to terms established by the Committee with respect to any particular award. Stock appreciation rights have no defined expiration period under the 2012 Long-Term Incentive Plan, but an expiration period can be included in the applicable Award agreement or program.

The Committee may not directly or indirectly reduce the strike price of a stock appreciation right after it is granted without the approval of First Security's shareholders, except in connection with a merger, liquidation, or other similar reorganization of First Security. Surrendering a stock appreciation right in consideration of, or in exchange for, the grant of a new stock appreciation right with a lower strike price, stock, cash, or any other award would be considered a reduction in the strike price of the original stock appreciation right.

Other Stock-Based Awards. The 2012 Long-Term Incentive Plan allows the Committee to grant stock-based incentives, other than options and stock appreciation rights, that entitle the recipient to receive payment of an amount equal to either the value of a specified number or a percentage or multiple of a specified number of shares of First Security's common stock, or the value of dividends paid on a specified number of shares of common stock during a dividend period. Such Awards may be subject to such restrictions and other conditions, if any, as the Committee shall determine, and payment may be made in either cash or shares of First Security's common stock, as the Committee may determine. Examples of such stock-based incentives that may be granted pursuant to the 2012 Long-Term Incentive Plan include restricted stock, restricted stock units, performance share awards, and dividend equivalent rights.

Any Awards representing a stock grant will contain forfeitability provisions based upon the achievement of performance goals or upon completing a post-grant period of service of no less than three (3) years, with partial vesting allowed for a period of service of less than three (3) years or will be granted only in lieu of salary or cash bonus otherwise payable to a participant and, in the latter case, may be granted at up to a 15% discount to the fair market value of the common stock provided the stock is subject to material restrictions on transferability.

Cash Performance Awards. The 2012 Long-Term Incentive Plan also allows the Committee to grant cash performance awards that entitle the recipient to receive payment in cash of an amount equal to the value of a specified number or a percentage or multiple of a specified number of units other than shares of First Security's common stock. Such cash Awards may be subject to such restrictions and other conditions, if any, as the Committee shall determine.

Termination of Awards. The terms of a particular Award may provide that it terminates, among other reasons: upon the holder's termination of employment or other status with respect to First Security or any affiliate of First Security; upon a specified date; upon the holder's death or disability; or upon the occurrence of a change in control of First Security. Awards may include exercise, conversion or settlement rights to a holder's estate or personal representative in the event of the holder's death or disability. In the Committee's discretion, awards that are subject to termination may be cancelled, accelerated, paid or continued, subject to the terms of the applicable agreement reflecting the terms of an Award and to the provisions of the 2012 Long-Term Incentive Plan.

Reorganizations. The number of shares of common stock reserved for the grant or for issuance in connection with the exercise, settlement, vesting, or payment of an Award, as applicable, the exercise price of an option and the threshold price of a stock appreciation right, the specified number of shares of common stock to which an Award pertains, the limit on the number of awards made by a Committee delegate and the annual limit on the number of shares of common stock subject to Awards or on the number of shares of common stock which may be used to settle an Award will be adjusted in the event of any stock dividend, stock split, spinoff, rights offering or recapitalization of First Security or similar event effected without the receipt of consideration.

In the event of a merger, consolidation, reorganization, extraordinary dividend, sale of substantially all of First Security's assets, other change in First Security's capital structure, tender offer or a change in control of First Security, Awards may be substituted, cancelled, accelerated, cashed-out or otherwise adjusted by the Committee, provided that the adjustment is not inconsistent with the terms of the 2012 Long-Term Incentive Plan or any agreement reflecting the terms of an Award. First Security may also use the 2012 Long-Term Incentive Plan to assume awards previously granted by First Security or a third party in favor of persons who become eligible to participate under the 2012 Long-Term Incentive Plan.

Amendment or Termination. The 2012 Long-Term Incentive Plan may be amended or terminated by the Board of Directors. Except as otherwise provided by the terms of the plan, the Board of Directors will obtain shareholder approval for any amendment to the 2012 Long-Term Incentive Plan that increases the number of shares of common stock available under the plan, materially expands the classes of individuals eligible to receive Awards, materially expands the type of awards available for issuance under the plan, or would otherwise require shareholder approval under the rules of the applicable exchange. No amendment or termination by the Board of Directors may adversely affect the rights of a holder of an award without the holder's consent.

Federal Income Tax Consequences

The following discussion outlines generally the federal income tax consequences of participation in the 2012 Long-Term Incentive Plan. Individual circumstances may vary and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the 2012 Long-Term Incentive Plan.

Incentive Stock Options. A participant will not recognize income and will not be taxed upon the grant of an incentive stock option nor upon exercise of all or a portion of the option. Instead, the participant will be taxed at the time he or she sells the shares of common stock purchased on exercise of the incentive stock option. The participant will be taxed on the difference between the price he or she paid for the common stock and the amount for which he or she sells the common stock. If the participant does not sell the shares of common stock during the two-year period from the date of grant of the incentive stock option and the one-year period from the date the common stock is transferred to him or her, the gain will be capital gain, and First Security will not be entitled to a corresponding deduction. If the participant sells the shares of common stock at a gain prior to that time, the difference between the amount the participant paid for the common stock and the lesser of fair market value on the date of exercise or the amount for which the stock is sold will be taxed as ordinary income. If the participant sells the shares of common stock for less than the amount he or she paid for the stock prior to the one- or two-year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss. Exercise of an incentive stock option may subject a participant to, or increase a participant's liability for, the alternative minimum tax.

Nonqualified Options. A participant will not recognize income and will not be taxed upon the grant of a nonqualified option or at any time prior to the exercise of all or a portion of the option. At the time the participant exercises all or a portion of a nonqualified option, he or she will have compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the common stock on the date the option is exercised over the price paid for the common stock, and First Security will then be entitled to a corresponding deduction. Depending upon the period shares of common stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a nonqualified option generally will result in a short‑ or long-term capital gain or loss equal to the difference between the amount realized on the disposition and the fair market value of the shares when the nonqualified option was exercised. Special rules apply to a participant who exercises a nonqualified option by paying the exercise price, in whole or in part, by the transfer of shares of common stock to First Security.

Stock Awards. A recipient will not be taxed upon the grant of a stock award if such award is not transferable by the recipient or is subject to a “substantial risk of forfeiture,” as defined in the Internal Revenue Code. However, when the shares of common stock that are subject to the stock award are transferable by the recipient and are no longer subject to a substantial risk of forfeiture, the recipient will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the stock subject to the stock award, less any amount paid for such stock, and First Security will then be entitled to a corresponding deduction. If a recipient so elects at the time of receipt of a stock award, he or she may include the fair market value of the stock subject to the stock award, less any amount paid for such stock, in income at that time and First Security also will be entitled to a corresponding deduction at that time.

Other Stock-Based Awards. A participant generally will not recognize income and will not be taxed upon the grant of a stock appreciation right, dividend equivalent right, restricted stock unit, or performance award (collectively, the “Equity Incentives”). Generally, at the time a participant receives payment under any Equity Incentive, he or she will have compensation taxable as ordinary income in an amount equal to the cash or fair market value of the common stock received, and First Security will then be entitled to a corresponding deduction.

Cash Performance Awards. A participant generally will not recognize income and will not be taxed upon the grant of a cash performance award. At the time a participant receives payment under any cash performance award, he or she will have compensation taxable as ordinary income in an amount equal to the cash received, and First Security will then be entitled to a corresponding deduction.

Withholding Taxes. A participant may be liable for federal, state, or local tax withholding obligations as a result of the grant, exercise or settlement of an Award. The tax withholding obligation may be satisfied by payment in the form of cash, certified check, previously‑owned shares of First Security's common stock or, if a participant elects with the permission of the Committee, by a reduction in the number of shares to be received by the participant under the Award.

Awards To be Granted.

Currently, the Committee has not committed to grant any awards.

Vote Required to Approve Proposal

The Board of Directors seeks shareholder approval of the 2012 Long-Term Incentive Plan in order to comply with the requirements of the NASDAQ. The Board of Directors also seeks shareholder approval of the 2012 Long-Term Incentive Plan because approval is required under the Internal Revenue Code as a condition to incentive stock option treatment for incentive stock options granted under the 2012 Long-Term Incentive Plan and to claim deductions for performance-based compensation which might otherwise be restricted under Section 162(m) of the Internal Revenue Code.

Approval of 2012 Long-Term Incentive Plan requires that the number of shares voted in favor of the proposal exceeds the number of shares voted against the proposal, provided a quorum is present, either in person or by proxy, at the annual meeting of shareholders.

If shareholder approval is not obtained, adoption of the 2012 Long-Term Incentive Plan, and the granting of any Awards thereunder, shall be deemed null and void.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE APPROVAL OF THE FIRST SECURITY GROUP, INC. 2012 LONG-TERM INCENTIVE PLAN

PROPOSAL FOUR:
RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

General

Effective July 11, 2011, the Audit/Corporate Governance Committee approved the engagement of Crowe Horwath LLP as First Security's independent registered public accounting firm for the fiscal year ended December 31, 2011, which was ratified by First Security's shareholders at the 2011 Annual Meeting of Shareholders. The Audit/Corporate Governance Committee has approved the engagement of Crowe Horwath LLP as First Security's independent registered public accounting firm for the fiscal year ending December 31, 2012. Crowe Horwath LLP has advised First Security that neither the firm nor any of its principals has any direct or material interest in First Security or FSGBank except as auditors and independent public accountants of First Security and FSGBank.

A representative of Crowe Horwath LLP is expected to be present at the Meeting and will be given the opportunity to make a statement on behalf of the firm if he or she so desires. A representative of Crowe Horwath LLP is also expected to respond to appropriate questions from shareholders

Change in External Audit Firm

First Security dismissed Joseph Decosimo and Company, PLLC (“Decosimo”) as its independent registered public accounting firm and engaged Crowe Horwath LLP as its new independent registered public accounting firm for its 2011 fiscal year. The decision to replace Decosimo as First Security's independent auditors was not the result of any disagreement with Decosimo on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Effective July 8, 2011, the Audit/Corporate Governance Committee approved the dismissal of Decosimo as First Security's independent registered public accounting firm.

Decosimo's Report on First Security's Consolidated Financial Statements for the fiscal year ended December 31, 2010, which is included in the 2010 Annual Report to Shareholders, contains an explanatory note indicating that there was substantial doubt about First Security's ability to continue as a going concern. First Security's assessment of this explanatory note is included as Note 2 to the consolidated financial statements contained in the 2010 Annual Report, which details a management plan designed to improve the condition of First Security. The financial statements for the fiscal year ended December 31, 2010 do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that might result from the outcome of this uncertainty.

In First Security's 2010 Annual Report, we also identified a material weakness in internal controls due to a failure to maintain an effective “tone at the top” in the control environment. Decosimo's Report on Internal Control Over Financial Reporting, which is included in the accompanying Annual Report, agreed with the conclusions of First Security's assessment of its internal controls. There were no related changes to the financial statements.

In First Security's Amendment No. 2 to First Security's Annual Report on Form 10-K for the fiscal year ended December 31, 2009, First Security identified a material weakness in internal controls due to a deficiency in controls relating to the accounting for timely charge-offs and write-downs of its other real estate owned. Decosimo's Report on Internal Control Over Financial Reporting agreed with First Security's assessment of its internal controls. In consultation with Decosimo, the Audit/Corporate Governance Committee determined that First Security's Annual Report on Form 10-K for the fiscal year ended December 31, 2009, as amended, and its Quarterly Reports on Form 10-Q for the three and six months ended March 31, 2010 and June 30, 2010 should not be relied upon, and filed amendments to each of these reports on November 16, 2010 that restated First Security's financial statements for each period to accurately reflect the accounting for First Security's other real estate owned. This material weakness has been remediated as of December 31, 2010.

First Security has authorized Decosimo to discuss all of these findings with Crowe Horwath LLP. First Security's decision to change external audit firms was not related to these findings.

Except as noted above, Decosimo's audit reports on First Security's consolidated financial statements for the fiscal years ended December 31, 2010 and 2009 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Further, except as noted above, during the fiscal years ended December 31, 2010 and 2009 and during the period from January 1, 2011 through July 8, 2011, First Security had (i) no disagreements with Decosimo on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to Decosimo's satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such year and interim periods and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

First Security provided Decosimo a copy of foregoing disclosures and requested that Decosimo furnish it with a letter addressed to the SEC stating whether or not Decosimo agreed with the above statements. First Security received a letter from Decosimo addressed to the SEC stating that it concurs with the statements made by First Security with respect to Decosimo in its Current Report on Form 8-K filed on July 14, 2011, a copy of which is attached as Exhibit 16.1 to such Form 8-K.

Effective July 11, 2011, the Audit/Corporate Governance Committee approved the engagement of Crowe Horwath LLP as First Security's independent registered public accounting firm for its 2011 fiscal year.

During the fiscal years ended December 31, 2010 and 2009 and during the period from January 1, 2011 through July 11, 2011, neither First Security nor anyone on its behalf has consulted with Crowe Horwath LLP regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on First Security's financial statements; or (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv), or any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Audit/Corporate Governance Committee Report

The Audit/Corporate Governance Committee monitors First Security's financial reporting process on behalf of the Board of Directors. This report reviews the actions taken by the Committee with regard to First Security's financial reporting process during its 2011 fiscal year and particularly with regard to First Security's audited consolidated financial statements as of December 31, 2011 and 2010 and for the three years ended December 31, 2011.

First Security's management has the primary responsibility for First Security's financial statements and reporting process, including the systems of internal controls. First Security's independent auditors are responsible for performing an independent audit of First Security's consolidated financial statements in accordance with standards established by the Public Company Accounting Oversight Board (United States) and issuing a report on First Security's consolidated financial statements. The Committee's responsibility is to monitor the integrity of First Security's financial reporting process and system of internal controls and to monitor the independence and performance of First Security's independent auditors and internal auditors.

The Committee believes that it has taken the actions it deems necessary or appropriate to fulfill its oversight responsibilities under the Audit/Corporate Governance Committee's charter. To carry out its responsibilities, the Audit/Corporate Governance Committee met four times during 2011.

The Committee reviewed and approved all of the related party transactions. In addition, the Committee determined that the related party transactions were on substantially the same terms as those prevailing at the time for comparable transactions with unrelated parties, and were not expected to present unfavorable features to First Security.

In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the audited financial statements included in First Security's Annual Report on Form 10-K for the year ended December 31, 2011, including a discussion of the quality (rather than just the acceptability) of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee also reviewed and discussed with First Security's independent auditors, Crowe Horwath LLP, their judgments as to the quality (rather than just the acceptability) of First Security's accounting principles, and such other matters as are required to be discussed by the statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board as part of Rule 3200T. In addition, the Committee discussed with Crowe Horwath LLP its independence from management and First Security, and has received the written disclosures and the letter from Crowe Horwath LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence. The Committee also considered whether the provision of services during 2011 by Crowe Horwath LLP that were unrelated to its audit of the financial statements referred to above, and to their reviews of First Security's interim financial statements during 2011, is compatible with maintaining Crowe Horwath LLP's independence.

Additionally, the Committee discussed with First Security's internal and independent auditors the overall scope and plan for their respective audits. The Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of First Security's internal controls, and the overall quality of First Security's financial reporting.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in First Security's Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the SEC. The Committee believes that, at this time, nothing has come to its attention that impairs Crowe Horwath LLP's independence or their ability to provide quality professional audit services, and therefore recommends to the Board that First Security retain Crowe Horwath LLP as First Security's independent auditors for 2012.

Audit/Corporate Governance Committee:        Ralph L. Kendall, Chairman
William C. Hall
Carol H. Jackson

March 30, 2012

In accordance with and to the extent permitted by applicable law or regulation, the information contained in the foregoing Audit/Corporate Governance Committee Report shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act and shall not be deemed to be “soliciting material” or to be “filed” with the SEC under the Securities Act or the Exchange Act.

Audit Fees

Crowe Horwath LLP's services as First Security's principal registered accountant commenced on July 11, 2011. Prior to that date, Decosimo served as First Security's principal registered accountant. The following table sets forth fees for professional audit and quarterly review services rendered by Crowe Horwath LLP, for the years ended December 31, 2011 and 2010, as well as fees billed for other services rendered by Crowe Horwath LLP during those periods:

	2011	2010
Audit Fees (1)	$158,760	$—
Audit-Related Fees (2)	1,775	28,374
Tax Fees - Preparation and Compliance (3)	—	—
Sub total	160,535	28,374
Tax Fees - Other	—	—
All Other Fees (4)	12,500	138,431
Sub total	12,500	138,431
Total Fees	$173,035	$166,805

(1)
Audit fees consist of fees billed for professional services rendered in connection with the audit of the company's consolidated financial statements, review of periodic reports and other documents filed with the SEC, including quarterly financial statements included in Forms 10-Q and services normally provided in connection with statutory or regulatory filings or engagements.

(2)
Audit-related fees consist of assurance and other services that are related to the performance of the audit or quarterly review of the company's consolidated financial statements. For 2010, the audit-related fees primarily relate to the audit of the company's financial statements related to its employee benefit plan. Such fees include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3)	Tax Fees - Preparation and Compliance consist of the aggregate fees billed for professional services rendered for tax return preparation and compliance.
(4)
All Other Fees consist of the aggregate fees for professional services related to a one-time information technology project and other SOX-404 testings during 2010 and prior to the audit engagement in 2011.

The following table sets forth fees for professional audit and quarterly review services rendered by Decosimo, for the years ended December 31, 2011 and 2010, as well as fees billed for other services rendered by Decosimo, during those periods:

	2011	2010
Audit Fees (1)	$152,409	$220,710
Audit-Related Fees (2)	2,570	—
Tax Fees - Preparation and Compliance (3)	63,400	86,575
Sub total	218,379	307,285
Tax Fees - Other	9,850	—
All Other Fees (4)	—	—
Sub total	9,850	—
Total Fees	$228,229	$307,285

(1)
Audit fees consist of fees billed for professional services rendered in connection with the audit of the company's consolidated financial statements, review of periodic reports and other documents filed with the SEC, including quarterly financial statements included in Forms 10-Q and services normally provided in connection with statutory or regulatory filings or engagements.

(2)
Audit-related fees consist of assurance and other services that are related to the performance of the audit or quarterly review of the company's consolidated financial statements. Such fees include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3)	Tax Fees - Preparation and Compliance consist of the aggregate fees billed for professional services rendered for tax return preparation and compliance.
(4)	Tax Fees - Other consist primarily of tax research and consultation, as well as tax planning and other tax advice.

The Board of Directors of First Security has considered whether the provision of services during 2011 by Crowe Horwath LLP that were unrelated to its audit of First Security's financial statements or its reviews of First Security's interim financial statements during 2011 is compatible with maintaining Crowe Horwath LLP's independence. The services provided by the independent auditors were pre-approved by the Audit/Corporate Governance Committee to the extent required under applicable law and in accordance with the provisions of the committee's charter. The Committee requires pre-approval of all audit and allowable non-audit services.

Vote Required to Approve Proposal

Approval of the appointment of Crowe Horwath LLP as the independent registered public accounting firm for First Security for the fiscal year ending December 31, 2012 requires that the number of shares voted in favor of the proposal exceeds the number of shares voted against the proposal, provided a quorum is present, either in person or by proxy, at the annual meeting of shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE APPOINTMENT OF CROWE HORWATH LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock as of April 27, 2012 by (1) each of our current directors and director nominees; (2) each of our named executive officers; (3) all of our present executive officers and directors as a group; and (4) each person or entity known to us to be the beneficial owner of more than 5% of our outstanding Common Stock, based on the most recent Schedules 13G and 13D Reports filed with the SEC and the information contained in those filings. Unless otherwise indicated, the address for each person included in the table is 531 Broad Street, Chattanooga, Tennessee 37402. Fractional shares as a result of our dividend reinvestment plan have been rounded to the nearest share for presentation purposes.

For purposes of this table, “beneficial ownership” has been determined in accordance with the rules issued under the Exchange Act, pursuant to which a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose or to direct the disposition of the security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security as to which that person has the right to acquire beneficial ownership within 60 days from April 30, 2012.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Shares Beneficially Owned (2)
Directors and Director Nominees:
William F. Grant, III	9,325	(3)	*
William C. Hall	219	(4)	*
Carol H. Jackson	11,801	(5)	*
Robert P. Keller	27,763	(6)	1.58%
Ralph L. Kendall	6,366	(7)	*
Kelly P. Kirkland	31	(8)	*
D. Michael Kramer	36,000	(9)	2.04%
Robert R. Lane	300	(10)	*
Larry D. Mauldin	9,000	(11)	*

Named Executive Officers, who are not also Directors:
Denise M. Cobb	11,796	(12)	*
Ralph E. Coffman, Jr.	1,030	(13)	*
John R. Haddock	12,233	(14)	*
Rodger B. Holley	15,808	(15)	*
Robyn L. Thomas	3,039	(16)	*
Terry M. Todd	6,195	(17)	*

All Current Directors and Executive Officers, as a Group ([12] persons):	170,361	(18)	9.62%

5% Shareholders:
First Security Group, Inc. 401(k) and Employee Stock Ownership Plan	105,761	(19)	5.97%
Wellington Management Company, LLP	127,960	(20)	7.23%

* Less than 1% of outstanding shares.

(1)	Some or all of the shares may be subject to margin accounts.

(2)
The percentage of our common stock beneficially owned was calculated based on 1,770,566 shares of common stock issued and outstanding as of April 30, 2012. The percentage assumes the exercise by the shareholder or group named in each row of all options for the purchase of our common stock held by such shareholder or group and exercisable within 60 days of April 30, 2012.

(3)	All shares directly owned by Mr. Grant.

(4)	Includes 120 shares subject to restricted stock awards and 99 shares that Mr. Hall has the right to acquire by exercising options that are exercisable within 60 days after April 30, 2012.

(5)
Includes 666 shares owned by Ms. Jackson's spouse and 509 shares owned by an IRA for the benefit of Ms. Jackson; also includes 3,385 shares that Ms. Jackson has the right to acquire by exercising options that are exercisable with 60 days after April 30, 2012.

(6)	Includes 226 shares owned by Triumph Investment Partners, LLC, 12,000 shares held by Triumph Investment Fund, LP, and 15,506 shares held by Triumph Investment Fund II, LP.

(7)
Includes 390 shares owned by Mr. Kendall's spouse's estate; also includes 3,385 shares that Mr. Kendall has the right to acquire by exercising options that are exercisable within 60 days after April 30, 2012.

(8)	All shares directly owned by Ms. Kirkland.

(9)	Includes 35,000 shares subject to restricted stock awards and all other shares directly owned.

(10)	All shares directly owned by Mr. Lane.

(11)	All shares directly owned by Mr. Mauldin.

(12)
Includes 1,246 shares held in First Security's 401(k) plan and also includes 10,000 shares subject to restricted stock awards. Additionally, Ms. Cobb has the right to acquire 550 shares by exercising options that are exercisable within 60 days after April 30, 2012. All other shares directly owned.

(13)	Includes 910 shares held in First Security's 401(k) plan and also includes 120 shares subject to restricted stock awards.

(14)
Includes 1,228 shares held in First Security's 401(k) plan and also includes 10,000 shares subject to restricted stock awards. Additionally, Mr. Haddock has the right to acquire 805 shares by exercising options that are exercisable within 60 days after April 30, 2012. All other shares directly owned.

(15)	Includes 8,650 shares owned by an IRA for the benefit of Mr. Holley and 34 shares owned by Mr. Holley's child.

(16)
Includes 400 shares owned by an IRA for the benefit of Ms. Thomas, 1,099 shares held in First Security's 401(k) plan and also includes 1,540 shares that Ms. Thomas has the right to acquire by exercising options that are exercisable within 60 days after April 30, 2012.

(17)
Includes 190 shares owned by an IRA for the benefit of Mr. Todd, 1,789 shares held in First Security's 401(k) plan, 36 shares owned by Mr. Todd's child, and also includes 4,180 shares that Mr. Todd has the right to acquire by exercising options that are exercisable within 60 days after April 30, 2012.

(18)	Includes 13,944 shares that the owner has the right to acquire by exercising options that are exercisable within 60 days after April 30, 2012.

(19)	Includes shares directly owned by 401(k) and ESOP Plan participants and unallocated shares owned by the Plan for future matching contributions.

(20)
Based on a Schedule 13G filed on February 14, 2012 reporting shares beneficially owned as of December 31, 2011. The address for Wellington Management Company, LLP is 280 Congress Street, Boston, MA 02210.

RELATED PARTY TRANSACTIONS

Policy

First Security recognizes that related party transactions may raise questions among shareholders as to whether those transactions are consistent with the best interests of First Security and our shareholders. It is First Security's policy to enter into or ratify related party transactions only when the Board of Directors, acting through the Audit/Corporate Governance Committee, determines that the related party transaction in question is in, or is not inconsistent with, the best interests of First Security and our shareholders, including but not limited to situations where First Security may obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when First Security provides products or services to related parties on an arm's length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally. Therefore, First Security has adopted a formal written policy, summarized below, for the review, approval or ratification of related party transactions.

For the purpose of the policy, a “related party transaction” is a transaction in which we participate and in which any related party has a direct or indirect material interest, other than (1) transactions available to all employees or customers generally, (2) transactions involving less than $100,000 when aggregated with all similar transactions, or (3) loans made by FSGBank in the ordinary course of business, on substantially the same terms (including price, or interest rates and collateral) as those prevailing at the time for comparable transactions with unrelated parties.

Under the policy, any related party transaction must be reported to the Chief Financial Officer and the Audit/Corporate Governance Committee and may be consummated or may continue only (1) if the Audit/Corporate Governance approves or ratifies such transaction and the committee believes that the transaction is in the best interests of First Security and our shareholders, or (2) if the transaction involves compensation that has been approved by the Compensation and Nominating Committee and reported as required by the securities laws in the Proxy Statement to shareholders.

The current policy was formalized and approved by our Board of Directors in September 2011. The Board of Directors or the Committee will review and may amend this policy from time to time.

Loans and Other Banking Relationships

First Security and FSGBank have completed banking and other business transactions in the ordinary course of business with directors and officers of First Security and their affiliates, including members of their families, corporations, partnerships or other organizations in which such directors and officers have a controlling interest. These transactions take place on substantially the same terms as those prevailing at the same time for comparable transactions with unrelated parties. In the case of all such related party transactions, each transaction was either approved by the Audit/Corporate Governance Committee of the Board of Directors or by the Board of Directors. We expect we will continue to engage in similar banking and business transactions in the ordinary course of business with our directors, executive officers, principal shareholders and their associates in the future.

From time to time, FSGBank will extend loans to the directors and officers of First Security and their affiliates. None of these loans are currently nonaccrual, past due, restructured or potential problem loans. All such loans were: (i) made in the ordinary course of business; (ii) made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to First Security, and did not involve more than the normal risk of collectability or present other unfavorable features. As of December 31, 2011, the aggregate amount of loans to such related parties was $518 thousand. All related party loans are term loans and thus, there are no unused lines of credit.

Triumph Engagement

As noted above, on April 28, 2011, First Security engaged Triumph to provide strategic advisory services to First Security pursuant to the Engagement Agreement. Mr. Keller, a director of First Security, is also a Managing Director of Triumph, and, pursuant to the Engagement Agreement, will continue to be nominated to serve on the boards of each of First Security and FSGBank as long as the Engagement Agreement is effective.

Until February 1, 2012, the Engagement Agreement provided for First Security to pay Triumph $20,000 monthly in consideration for services rendered. As amended, the Engagement Agreement provides that commencing as of February 1, 2012, Triumph receives a $10,000 monthly retainer pursuant to the Agreement. Triumph is also entitled to reimbursement for up to $3,000 per month in reasonable expenses incurred, subject to a maximum of $72,000 for the term of the Engagement Agreement.

The Engagement Agreement further provides that upon the achievement of certain “Strategic Milestones” identified in the Engagement Agreement, including FSGBank's compliance with the capital requirements set forth in its regulatory consent order, First Security will pay Triumph a “Success Payment” consisting of cash and warrants exercisable for shares of Common Stock. The Success Payment will vary depending on whether and the extent to which First Security or FSGBank pays an investment banking commission in a sale of Securities prior to achieving the Strategic Milestones. Depending on the relative proportion of any capital raised for which such a commission is paid, the Success Payment will be equal to either: (i) $1.25 million in cash and warrants exercisable for 1.5% of the then-outstanding shares of Common Stock; (ii) $1.0 million in cash and warrants, or (iii) $750,000 and warrants exercisable for 1.0% of the then-outstanding shares of Common Stock. The number of outstanding shares of Common Stock will be calculated on a fully diluted basis and the exercise price will be equal to the lesser of: (i) the average closing price of the common stock for the 10 trading days immediately preceding the issuance of the warrants or (ii) the lowest common stock equivalent price at which First Security issued, during the 30 days immediately preceding the issuance of the warrants, securities constituting 5% or more of its common stock equivalents outstanding immediately prior to the issuance of such securities.

If First Security enters into an Alternative Transaction (as defined below) before the Strategic Milestones are achieved, then it will pay Triumph $500,000 in cash at the closing of the Alternative Transaction in lieu of any other Success Payment provided for in the Agreement. An “Alternative Transaction” is either: (i) a sale of substantially all of the common stock of First Security or FSGBank; (ii) a sale of substantially all of First Security's assets; or (iii) a transaction in which any person or entity becomes a beneficial owner of securities of First Security or FSGBank representing 25% or more of the votes that may be cast in the election of directors of the applicable issuer.

The Engagement Agreement expires on April 28, 2013. Either party may terminate the Engagement Agreement at any time with or without cause, immediately upon 30 days' written notice to that effect to the other party. If Triumph terminates the Engagement Agreement for “Good Reason” or First Security or FSGBank terminates it without “Cause” (each as defined in the Engagement Agreement), then Triumph will be entitled to the Success Payment if the Strategic Milestones are met or an Alternative Transaction is consummated within 12 months following termination of the Agreement. If Triumph terminates the Agreement without Good Reason or First Security or FSGBank terminates it with Cause, then Triumph will not be entitled to any fees beyond those earned at the time of termination.

Other Related Party Transactions

Under SEC regulations, First Security is required to disclose any transaction that was completed since the beginning of 2011, in which First Security was a participant, the amount involved exceeds the lesser of $120,000 or one percent of the average of First Security's total assets at year end for the last two completed fiscal years, and any related person of First Security had a direct or indirect material interest. First Security did not engage in any other transactions that satisfied that threshold.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires First Security's directors and executive officers, and persons who own more than 10% of First Security Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of First Security. Directors, executive officers and greater than 10% shareholders are required by regulation to furnish First Security with copies of all Section 16(a) reports they file. To our knowledge, based solely on a review of the copies of these reports and certifications from our directors and officers, all of our directors and executive officers complied with all applicable Section 16(a) filing requirements during 2011. In regard to beneficial owners of more than 10% of outstanding shares of Common Stock, we are not aware that any person beneficially owns more than 10% of our Common Stock.

SHAREHOLDER PROPOSALS AND SHAREHOLDER COMMUNICATIONS

Shareholder Proposals for the 2013 Annual Meeting

To be considered for inclusion in next year's proxy statement, all shareholder proposals must comply with applicable laws and regulations, including SEC Rule 14a-8, as well as First Security's bylaws, and must be delivered in writing to the Corporate Secretary of First Security at its principal executive offices at 531 Broad Street, Chattanooga, Tennessee 37402, no later than January 8, 2013, which is 120 days before the one-year anniversary date that First Security released this Proxy Statement to shareholders for the 2012 annual meeting of shareholders.

With respect to other shareholder proposals, pursuant to SEC Rule 14a-4(c)(1), if the proponent of a shareholder proposal fails to notify the Company at least 45 days prior to the month and day of mailing the prior year's proxy statement, the proxies of the Company's management would be permitted to use their discretionary authority at the Company's next annual meeting of shareholders if the proposal were raised at the meeting without any discussion of the matter in the proxy statement. For purposes of the Company's 2013 Annual Meeting of Shareholders, the deadline is March 24, 2013.

Shareholder Communications

Shareholders wishing to communicate with the Board of Directors or with a particular director may do so in writing addressed to the Board, or to the particular director, by sending it to First Security Group, Inc., Attn: Secretary of the Board, 531 Broad Street, Chattanooga, Tennessee 37402. The Secretary will promptly forward such communications to the applicable director or to the Chairman of the Board for consideration at the next scheduled meeting.

Householding

As permitted by applicable law, we may deliver only one copy of this Proxy Statement to shareholders residing at the same address unless the shareholders have notified us of their desire to receive multiple copies of the Proxy Statement. This is known as “householding.” We do this to reduce costs and preserve resources.

Upon oral or written request, we will promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Requests for additional copies for the current year or future years should be directed to the Secretary of the Board. You may contact our Secretary of the Board at (423) 266-2000, by mail at First Security Group, Inc., Attn: Secretary of the Board, 531 Broad Street, Chattanooga, Tennessee 37402.

OTHER MATTERS

Management of First Security does not know of any matters to be brought before the Meeting other than those described above. If any other matters properly come before the Meeting, the persons designated as proxies will vote on such matters in accordance with their best judgment.

ANNUAL REPORT ON FORM 10-K

A copy of our 2011 Annual Report on Form 10-K for the fiscal year ended December 31, 2011, including the financial statements and notes thereto are being mailed to shareholders of record along with this Proxy Statement.

We have provided to each person solicited hereby a copy of our 2011 Annual Report on Form 10-K filed with the SEC (including the financial schedules thereto but without the exhibits) as part of our 2011 Annual Report to shareholders. We will furnish any exhibit to our Annual Report on Form 10-K to any person solicited hereby upon written request and payment of a reasonable fee as we may specify to cover our expenses in providing the exhibits. Requests may be addressed to First Security Group, Inc., Attn: Secretary of the Board, 531 Broad Street, Chattanooga, Tennessee 37402.

Our Annual Report on Form 10-K, including exhibits, is also accessible from our corporate website, www.FSGBank.com. This website also contains our other filings with the SEC, including but not limited to our quarterly reports on Form 10-Q, current reports on Form 8-K and any amendments to these or other reports. These reports are accessible soon after we file them with the SEC.

By Order of the Board of Directors,

/s/ D. Michael Kramer
D. Michael Kramer
Chief Executive Officer and President

April 30, 2012

Appendix A

FIRST SECURITY GROUP, INC.
2012 LONG-TERM INCENTIVE PLAN

FIRST SECURITY GROUP, INC.
2012 LONG-TERM INCENTIVE PLAN

TABLE OF CONTENTS

SECTION 1. DEFINITIONS
1.1    Definitions
SECTION 2 THE LONG-TERM INCENTIVE PLAN
2.1    Purpose of the Plan
2.2    Stock Subject to the Plan
2.3    Administration of the Plan
2.4    Eligibility and Limits
SECTION 3 TERMS OF AWARDS
3.1    Terms and Conditions of All Awards
3.2    Terms and Conditions of Options.
3.3    Terms and Conditions of Stock Appreciation Rights.
3.4    Terms and Conditions of Other Stock-Based Awards.
3.5    Terms and Conditions of Cash Performance Awards.
3.6    Treatment of Awards on Termination of Service
SECTION 4 RESTRICTIONS ON STOCK
4.1    Escrow of Shares.
4.2    Restrictions on Transfer.
SECTION 5 GENERAL PROVISIONS
5.1    Withholding.
5.2    Changes in Capitalization; Merger; Liquidation.
5.3    Compliance with Code.
5.4    Compliance with Banking Regulations.
5.5    Right to Terminate Employment or Service.
5.6    Non-Alienation of Benefits.
5.7    Restrictions on Delivery and Sale of Shares; Legends.
5.8    Listing and Legal Compliance
5.9    Termination and Amendment of the Plan.
5.10    Stockholder Approval.
5.11    Choice of Law.
5.12    Effective Date of Plan

FIRST SECURITY GROUP, INC.
2012 LONG-TERM INCENTIVE PLAN

SECTION 1 - DEFINITIONS

1.1    Definitions. Whenever used herein, the masculine pronoun will be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following capitalized words and phrases are used herein with the meaning thereafter ascribed:

(a)“Affiliate” means:

(1)    Any Subsidiary or Parent;

(2)    An entity that directly or through one or more intermediaries controls, is controlled by, or is under common control with the Company, as determined by the Company; or

(3)    Any entity in which the Company has such a significant interest that the Company determines it should be deemed an “Affiliate”, as determined in the sole discretion of the Company.

(b)“Award Agreement” means any written agreement, contract, or other instrument or document as may from time to time be designated by the Company as evidencing an Award granted under the Plan.

(c)“Award Program” means a written program established by the Committee, pursuant to which Awards are granted under the Plan under uniform terms, conditions and restrictions set forth in such written program.

(d)“Awards” means, collectively, Cash Performance Awards, Incentive Stock Options, Nonqualified Stock Options, Other Stock-Based Awards, and Stock Appreciation Rights.

(e)“Bank” means FSGBank, N.A., a national banking association, or any successor thereto.

(f)“Board of Directors” means the board of directors of the Company.

(g)“Cash Performance Award” means an Award described in Section 3.5 that is settled in cash and does not have a value that is derivative of the value of, determined by reference to a number of shares of, or determined by reference to dividends payable on, Stock.

(h)“Change in Control” unless otherwise defined by the Committee in the applicable Award Agreement or Award Program, means and shall be deemed to have occurred upon the occurrence of any one or more of the following events arising after the date a Participant is granted an Award: (i) a “change in the ownership or effective control of a corporation, or (ii) a change in the ownership of a substantial portion of the assets of a corporation” within the meaning of Code Section 409A, provided, however, that for purposes of determining an “effective change of control, ” “50 percent” shall be used instead of “30 percent” and for purposes of determining a “substantial portion of the assets of a corporation,” “85 percent” shall be used instead of “40 percent.” Notwithstanding the foregoing, in the event of a merger, consolidation, reorganization, share exchange or other transaction as to which the holders of the capital stock of the Bank or the Company before the transaction continue after the transaction to hold, directly or indirectly through a holding company or otherwise, shares of capital stock of the Bank or the Company (or other surviving company) representing more than fifty percent (50%) of the value or ordinary voting power to elect directors of the capital stock of the Bank or the Company (or other surviving company), such transaction shall not constitute a Change in Control.

(i)“Code” means the Internal Revenue Code of 1986, as amended, and the applicable rules and regulations promulgated thereunder.

(j)“Committee” means the committee appointed by the Board of Directors to administer the Plan; provided that, if no such committee is appointed, the Board of Directors in its entirety shall constitute the Committee. The Board of Directors shall consider the advisability of whether the members of the Committee shall consist solely of two or more members of the Board of Directors who are “outside directors” as defined in Treas. Reg. § 1.162-27(e) and “non-employee directors” as defined in Rule 16b-3(b)(3) as promulgated under the Exchange Act, and if applicable, who satisfy the requirements of the national securities exchange or nationally recognized quotation or market system on which the Stock is then traded. Notwithstanding the foregoing, with respect to Awards granted by an officer or officers of the Company and/or the Chairperson of the Committee pursuant to Section 2.3(b), the “Committee” as used in the Plan shall mean such officer or officers and/or such Chairperson, unless the context would clearly indicate otherwise.

(k)“Company” means First Security Group, Inc., a bank holding company incorporated under the laws of the State of Tennessee.

(l)“Disability” unless otherwise defined by the Committee in the applicable Award Agreement or Award Program, has the same meaning as provided in the long-term disability plan or policy maintained or, if applicable, most recently maintained, by the Company or, if applicable, any Affiliate of the Company for the Participant. If no long-term disability plan or policy was ever maintained on behalf of the Participant or, if the determination of Disability relates to an Incentive Stock Option, Disability means that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability will be made by the Committee and will be supported by advice of a physician competent in the area to which such Disability relates.

(m)“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the applicable rules and regulations promulgated thereunder.

(n)“Exercise Price” means the exercise price per share of Stock purchasable under an Option.

(o)“Fair Market Value” means the value of a share of Stock as of a date, determined as follows:

(1)if the shares of Stock are readily tradable or reported on an established securities market, Fair Market Value of the Stock may be determined based upon the last sale before or the first sale after such date, the closing price on the trading day before or the trading day of such date, the arithmetic mean of the high and low prices on the trading day before or the trading day of such date, or any other reasonable method using actual transactions in the Stock as reported by such market or system; or

(2)if the shares of Stock are not readily tradable or reported on an established securities market, Fair Market Value shall mean the fair market value of a share of Stock determined by the reasonable application of a reasonable valuation method, where such valuation method is based on the facts, circumstances, and all other available information that are material to the value of the Company as of the valuation date.

An “established securities market” includes a national securities exchange which is registered under Section 6 of the Exchange Act; a foreign national securities exchange which is officially recognized, sanctioned, or supervised by governmental authority; and any over-the-counter market. For purposes of Clause (1), Fair Market Value of a share of Stock also may be determined using an average selling price during a specified period that is within thirty (30) days before or thirty (30) days after the applicable determination date provided that the process under which the Award is granted irrevocably specifies the commitment to the grant with a price set using such an average selling price before the beginning of the specified period. For purposes of Clause (2), the use of a value previously calculated under a reasonable valuation method is not reasonable as of a later date if such calculation fails to reflect information available after the date of the calculation that may materially affect the value of the Company or if the value was calculated with respect to a date that is more than twelve (12) months earlier than the date for which the valuation is being used. For purposes of granting Nonqualified Stock Options or Stock Appreciation Rights, Fair Market Value of Stock shall be determined in accordance with any other applicable requirements of Code Section 409A. Notwithstanding anything to the contrary in this Section 1.1(o), for purposes of granting Incentive Stock Options, Fair Market Value of Stock shall be determined in accordance with the requirements of Code Section 422.

(p)“Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code.

(q)“Nonqualified Stock Option” means a stock option that is not an Incentive Stock Option.

(r)“Option” means a Nonqualified Stock Option or an Incentive Stock Option.

(s)“Other Stock-Based Award” means an Award described in Section 3.4 that has a value that is derivative of the value of, determined by reference to a number of shares of, or determined by reference to dividends payable on, Stock and may be settled in cash or in Stock. Other Stock-Based Awards may include, but not be limited to, grants of Stock, grants of rights to receive Stock in the future, or dividend equivalent rights.
(t)“Over 10% Owner” means an individual who at the time an Incentive Stock Option to such individual is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Parent or Subsidiaries, determined by applying the attribution rules of Code Section 424(d).

(u)“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, with respect to Incentive Stock Options, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A Parent shall include any entity other than a corporation to the extent permissible under Code Section 424(f) or regulations and rulings thereunder.

(v)“Participant” means an individual who receives an Award hereunder.

(w)“Performance Goals” means performance goals intended by the Committee to constitute objective goals, either individually, alternatively or in any combination, applied to either the Company or any Affiliate, as a whole or to a business unit, either individually, alternatively or in combination, and measured either quarterly, annually or cumulatively over a period of quarters or years, on an absolute basis or relative to a pre-established target, to previous quarters' or years' results or to a designated comparison group, in each case as specified by the Committee in the Award as one or more of the following:

(i)	earnings per share;

(ii)	book value per share;

(iii)	operating cash flow;

(iv)	free cash flow;

(v)	cash flow return on investments;

(vi)	cash available;

(vii)	net income (before or after taxes);

(viii)	revenue or revenue growth;

(ix)	total shareholder return;

(x)	return on invested capital;

(xi)	return on shareholder equity;

(xii)	return on assets;

(xiii)	return on common book equity;

(xiv)	market share;

(xv)	economic value added;

(xvi)	operating margin;

(xvii)	profit margin;

(xviii)	stock price;

(xix)	operating income;

(xx)	EBIT or EBITDA;

(xxi)	expenses or operating expenses;

(xxii)	productivity of employees as measured by revenues, costs, or earnings per employee;

(xxiii)	working capital;

(xxiv)	improvements in capital structure;

(xxv)	cost reduction goals;

(xxvi)	level of loan loss reserve;

(xxvii)	return on tangible equity;

(xxviii)	net interest margin;

(xxix)	net interest spread;

(xxx)	liquidity ratio;

(xxxi)	capital ratio;

(xxxii)	asset quality;

(xxxiii)	interest rate risk;

(xxxiv)	efficiency ratio;

(xxxv)	growth ratio; and

(xxxvi)	any combination of the foregoing.

The Committee may appropriately adjust any evaluation of performance under a Performance Goal to remove the effect of equity compensation expense under Financial Accounting Standards No. 123R; amortization of acquired technology and intangibles; asset write-downs; litigation or claim judgments or settlements; changes in or provisions under tax law, accounting principles or other such laws or provisions affecting reported results; accruals for reorganization and restructuring programs; discontinued operations; and any items that are extraordinary, unusual in nature, non-recurring or infrequent in occurrence, except where such action would result in the loss of the otherwise available exemption of the Award under Code Section 162(m), if applicable.

(x)“Performance Period” means, with respect to an Award, a period of time within which the Performance Goals relating to such Award are to be measured. The Performance Period will be established by the Committee at the time the Award is granted.

(y)“Plan” means the First Security Group, Inc. 2012 Long-Term Incentive Plan.

(z)“Separation from Service” shall mean a termination of a Participant's employment or other service relationship with the Company, subject to the following requirements:

(1)    in the case of a Participant who is an employee of the Company, a termination of the Participant's employment where either (i) the Participant has ceased to perform any services for the Company and all affiliated companies that, together with the Company, constitute the “service recipient” within the meaning of Code Section 409A (collectively, the “Service Recipient”) or (ii) the level of bona fide services the Participant performs for the Service Recipient after a given date (whether as an employee or as an independent contractor) permanently decreases (excluding a decrease as a result of military leave, sick leave, or other bona fide leave of absence if the period of such leave does not exceed six months, or if longer, so long as the Participant retains a right to reemployment with the Service Recipient under an applicable statute or by contract) to no more than twenty percent (20%) of the average level of bona fide services performed for the Service Recipient (whether as an employee or an independent contractor) over the immediately preceding 36-month period (or the full period of service if the Participant has been providing services to the Service Recipient for less than 36 months); or

(2)    in the case of a Participant who is an independent contractor engaged by the Service Recipient, a termination of the Participant's service relationship with the Service Recipient where (i) the contract (or in the case of more than one contract, all contracts) under which services are performed for the Service Recipient expires, if the expiration constitutes a good-faith and complete termination of the contractual relationship; or (ii) with respect to amounts payable to the Participant under an Award upon the termination of the independent contractor's relationship with the Service Recipient, no amount will be paid to the Participant before a date that is at least twelve (12) months after the day on which the contract expires under which the Participant performs services for the Service Recipient (or, in the case of more than one contract, all such contracts expire) and no amount payable to the Participant on that date will is actually paid to the Participant if, after the expiration of the contract (or contracts) and before that date, the Participant performs services for the Service Recipient as an independent contractor or an employee; or

(3)    in any case, as may otherwise be permitted under Code Section 409A.

(aa)“Stock” means the Company's common stock, $0.01 par value per share.

(ab)“Stock Appreciation Right” means a stock appreciation right described in Section 3.3.

(ac)“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the relevant time, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. A “Subsidiary” shall include any entity other than a corporation to the extent permissible under Code Section 424(f) or regulations or rulings thereunder.

(ad)“Termination of Employment” means the termination of the employment relationship between a Participant and the Company and its Affiliates, regardless of whether severance or similar payments are made to the Participant for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement. The Committee will, in its absolute discretion, determine the effect of all matters and questions relating to a Termination of Employment as it affects an Award, including, but not by way of limitation, the question of whether a leave of absence constitutes a Termination of Employment.

SECTION 2 - THE LONG-TERM INCENTIVE PLAN

2.1    Purpose of the Plan.  The Plan is intended to (a) provide incentives to certain officers, employees, directors, consultants, and other service providers of the Company and its Affiliates to stimulate their efforts toward the continued success of the Company and to operate and manage the business in a manner that will provide for the long-term growth and profitability of the Company; (b) encourage stock ownership by certain officers, employees, directors, consultants, and other service providers by providing them with a means to acquire a proprietary interest in the Company, acquire shares of Stock, or to receive compensation which is based upon appreciation in the value of Stock; and (c) provide a means of obtaining, rewarding and retaining officers, employees, directors, consultants, and other service providers.

2.2    Stock Subject to the Plan.

(a)    Subject to adjustment in accordance with Section 5.2, One Hundred Seventy Five Thousand (175,000) shares of Stock (the “Maximum Plan Shares”) are hereby reserved exclusively for issuance upon exercise, settlement, or payment pursuant to Awards, all or any of which may be pursuant to any one or more Award, including without limitation, Incentive Stock Options.

(b)    Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. The shares of Stock attributable to the nonvested, unpaid, unexercised, unconverted or otherwise unsettled portion of any Award that is forfeited or cancelled or expires or terminates for any reason without becoming vested, paid, exercised, converted or otherwise settled in full and shares of stock deducted or withheld to satisfy tax withholding (other than shares of Stock that are withheld from an Award of Stock upon vesting) will again be available for purposes of the Plan.

2.3    Administration of the Plan.

(a)The Plan is administered by the Committee.  The Committee has full authority in its discretion to determine the officers, employees, directors, consultants, and other service providers of the Company or its Affiliates to whom Awards will be granted and the terms and provisions of Awards, subject to the Plan. Subject to the provisions of the Plan, the Committee has full and conclusive authority to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective Award Agreements and Award Programs and to make all other determinations necessary or advisable for the proper administration of the Plan.

The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated).  The Committee's decisions are final and binding on all Participants. Each member of the Committee shall serve at the discretion of the Board of Directors and the Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee shall be filled by the Board of Directors.

(b)Notwithstanding any other provision of this Plan, the Board of Directors may by resolution authorize one or more officers of the Company and/or the Chairman of the Committee to do one or both of the following: (1) designate individuals (other than officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act) to receive Awards under the Plan; (2) determine the number of shares of Stock subject to such Awards; provided however, that the resolution shall specify the total number of shares of Stock that may be granted subject to such Awards; (3) interpret the provisions of an Award Agreement or Award Program; and / or (4) determine the treatment of Awards upon a Termination of Employment or Separation from Service.

2.4    Eligibility and Limits.  Awards may be granted only to officers, employees, directors, consultants, and other service providers of the Company or any Affiliate of the Company; provided, however, that an Incentive Stock Option may only be granted to an employee of the Company or any Parent or Subsidiary. In the case of Incentive Stock Options, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of Stock with respect to which stock options intended to meet the requirements of Code Section 422 become exercisable for the first time by an individual during any calendar year under all plans of the Company and its Parents and Subsidiaries may not exceed $100,000; provided further, that if the limitation is exceeded, the Incentive Stock Option(s) which cause the limitation to be exceeded will be treated as Nonqualified Stock Option(s). To the extent required under Section 162(m) of the Code and the regulations thereunder, as applicable, for compensation to be treated as qualified performance-based compensation, subject to adjustment in accordance with Section 5.2, the maximum number of shares of Stock with respect to which (a) Options, (b) Stock Appreciation Rights, or (c) other Awards (other than Other Stock-Based Awards that are payable in cash or Cash Performance Awards), to the extent they are granted with the intent that they qualify as qualified performance-based compensation under Section 162(m) of the Code, may be granted during any calendar year to any employee may not exceed fifty thousand (50,000), and the maximum aggregate dollar amount that may be paid in any calendar year to any employee with respect to Other Stock-Based Awards that are payable in cash and Cash Performance Awards may not exceed One Hundred Thousand Dollars ($100,000). If, after grant, an Option or Stock Appreciation Right is cancelled, the cancelled Award shall continue to be counted against the maximum number of shares for which Options and Stock Appreciation Rights may be granted to an employee as described in this Section 2.4.

SECTION 3 - TERMS OF AWARDS

3.1    Terms and Conditions of All Awards.

(a)    The number of shares of Stock as to which an Award may be granted or the amount of an Award will be determined by the Committee in its sole discretion, subject to the provisions of Section 2.2 as to the total number of shares available for grants under the Plan and subject to the limits in Section 2.4.

(b)    Each Award will either be evidenced by an Award Agreement in such form and containing such terms, conditions and restrictions as the Committee may determine to be appropriate,

including without limitation, Performance Goals or other performance criteria, if any, that must be achieved as a condition to vesting or settlement of the Award, or be made subject to the terms of an Award Program, containing such terms, conditions and restrictions as the Committee may determine to be appropriate, including without limitation, Performance Goals or other performance criteria, if any, that must be achieved as a condition to vesting or settlement of the Award. Each Award Agreement or Award Program is subject to the terms of the Plan and any provisions contained in the Award Agreement or Award Program that are inconsistent with the Plan are null and void. Performance Goals, if any, shall be established before twenty-five percent (25%) of the Performance Period has elapsed, but in no event later than within ninety (90) days after the first day of a Performance Period. At the time any Performance Goals are established, the outcome as to whether the Performance Goals will be met must be substantially uncertain. If any Performance Goals are established as a condition to vesting or settlement of an Award and such Performance Goal is not based solely on the increase in the Fair Market Value of the Stock, the Committee shall certify in writing that the applicable Performance Goals were in fact satisfied before such Award is vested or settled, as applicable. Each Award Agreement or Award Program is subject to the terms of the Plan and any provisions contained in the Award Agreement or Award Program that are inconsistent with the Plan are null and void. To the extent an Award is subject to Performance Goals with the intent that the Award constitute performance-based compensation under Code Section 162(m), the Committee shall comply with all applicable requirements under Code Section 162(m) and the rules and regulations promulgated thereunder in granting, modifying, and settling such Award. The Committee may, but is not required to, structure any Award so as to qualify as performance-based compensation under Code Section 162(m).

(c)    The date as of which an Award is granted will be the date on which the Committee has approved the terms and conditions of the Award and has determined the recipient of the Award and the number of shares, if any, covered by the Award, and has taken all such other actions necessary to complete the grant of the Award or such later date as may be specified in the approval of such Award.

(d)    Any Award may be granted in connection with all or any portion of a previously or contemporaneously granted Award. Exercise or vesting of an Award granted in connection with another Award may result in a pro rata surrender or cancellation of any related Award, as specified in the applicable Award Agreement or Award Program.

(e)    Awards are not transferable or assignable except by will or by the laws of descent and distribution governing the State in which the Participant was domiciled at the time of the Participant's death, and are exercisable, during the Participant's lifetime, only by the Participant; or in the event of the Disability of the Participant, by the legal representative of the Participant; or in the event of death of the Participant, by the legal representative of the Participant's estate or if no legal representative has been appointed within ninety (90) days of the Participant's death, by the person(s) taking under the laws of descent and distribution governing the State in which the Participant was domiciled at the time of the Participant's death; except to the extent that the Committee may provide otherwise as to any Awards other than Incentive Stock Options.

(f)    After the date of grant of an Award, the Committee may, in its sole discretion, modify the terms and conditions of an Award, except to the extent that such modification would be inconsistent with other provisions of the Plan or would adversely affect the rights of a Participant under the Award (except as otherwise permitted under the Plan or Award) or would be inconsistent with other provisions of the Plan.

3.2    Terms and Conditions of Options.  Each Option granted under the Plan must be evidenced by an Award Agreement. At the time any Option is granted, the Committee will determine whether the Option is to be an Incentive Stock Option described in Code Section 422 or a Nonqualified Stock Option, and the Option must be clearly identified as to its status as an Incentive Stock Option or a Nonqualified Stock Option. Incentive Stock Options may only be granted to employees of the Company or any Subsidiary or Parent. At the time any Incentive Stock Option granted under the Plan is exercised, the Company will be entitled to legend the certificates representing the shares of Stock purchased pursuant to the Option to clearly identify them as representing the shares purchased upon the exercise of an Incentive Stock Option. An Incentive Stock Option may only be granted within ten (10) years from the earlier of the date the Plan is adopted or approved by the Company's stockholders.

(a)    Option Price. Subject to adjustment in accordance with Section 5.2 and the other provisions of this Section 3.2, the Exercise Price must be as set forth in the applicable Award Agreement, but in no event may it be less than the Fair Market Value on the date the Option is granted. With respect to each grant of an Incentive Stock Option to a Participant who is an Over 10% Owner, the Exercise Price may not be less than one hundred and ten percent (110%) of the Fair Market Value on the date the Option is granted.

(b)    Option Term. Any Incentive Stock Option granted to a Participant who is not an Over 10% Owner is not exercisable after the expiration of ten (10) years after the date the Option is granted. Any Incentive Stock Option granted to an Over 10% Owner is not exercisable after the expiration of five (5) years after the date the Option is granted. The term of any Nonqualified Stock Option shall be as specified in the applicable Award Agreement.

(c)    Payment.  Payment for all shares of Stock purchased pursuant to exercise of an Option will be made in any form or manner authorized by the Committee in the Award Agreement or by amendment thereto, including, but not limited to, cash, cash equivalents, or, if the Award Agreement provides, but in any case subject to such procedures or restrictions as the Committee may impose:

(1)    by delivery to the Company of a number of shares of Stock owned by the holder having an aggregate Fair Market Value of not less than the product of the Exercise Price multiplied by the number of shares the Participant intends to purchase upon exercise of the Option on the date of delivery;

(2)    in a cashless exercise through a broker, except if and to the extent prohibited by law as to officers and directors, including without limitation, the Sarbanes-Oxley Act of 2002, as amended; or

(3)    by having a number of shares of Stock withheld, the Fair Market Value of which as of the date of exercise is sufficient to satisfy the Exercise Price.

Payment must be made at the time that the Option or any part thereof is exercised, and no shares may be issued or delivered upon exercise of an Option until full payment has been made by the Participant.  The holder of an Option, as such, has none of the rights of a stockholder.

(d)    Conditions to the Exercise of an Option.  Each Option granted under the Plan is exercisable by whom, at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specifies in the Award Agreement; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may modify the terms of an Option to the extent not prohibited by the terms of the Plan, including, without limitation, accelerating the time or times at which such Option may be exercised in whole or in part, including, without limitation, upon a Change in Control and may permit the Participant or any other designated person to exercise the Option, or any portion thereof, for all or part of the remaining Option term, notwithstanding any provision of the Award Agreement to the contrary.

(e)    Termination of Incentive Stock Option.  With respect to an Incentive Stock Option, in the event of Termination of Employment of a Participant, the Option or portion thereof held by the Participant which is unexercised will expire, terminate, and become unexercisable no later than the expiration of three (3) months after the date of Termination of Employment; provided, however, that in the case of a holder whose Termination of Employment is due to death or Disability, one (1) year will be substituted for such three (3) month period; provided, further that such time limits may be exceeded by the Committee under the terms of the grant, in which case, the Incentive Stock Option will be a Nonqualified Option if it is exercised after the time limits that would otherwise apply. For purposes of this Subsection (e), a Termination of Employment of the Participant will not be deemed to have occurred if the Participant is employed by another corporation (or a parent or subsidiary corporation of such other corporation) which has assumed the Incentive Stock Option of the Participant in a transaction to which Code Section 424(a) is applicable.

(f)    Special Provisions for Certain Substitute Options.  Notwithstanding anything to the contrary in this Section 3.2, any Option issued in substitution for an option previously issued by another entity, which substitution occurs in connection with a transaction to which Code Section 424(a) is applicable, may provide for an exercise price computed in accordance with such Code Section and the regulations thereunder and may contain such other terms and conditions as the Committee may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued option being replaced thereby.
(g)    No Reload Grants. Options shall not be granted under the Plan in consideration for and shall not be conditioned upon the delivery of shares of Stock to the Company in payment of the exercise price and/or tax withholding obligation under any other option held by a Participant.
(h)    No Repricing. Except as provided in Section 5.2, without the approval of the Company's stockholders the Exercise Price of an Option may not be reduced, directly or indirectly, after the grant of the Option, including any surrender of the Option in consideration of, or in exchange for: (1) the grant of a new Option having an Exercise Price below that of the Option that was surrendered; (2) Stock; (3) cash; or (4) any other Award.

3.3    Terms and Conditions of Stock Appreciation Rights. Each Stock Appreciation Right granted under the Plan must be evidenced by an Award Agreement.  A Stock Appreciation Right entitles the Participant to receive the excess of (i) the Fair Market Value of a specified or determinable number of shares of the Stock at the time of payment or exercise over (ii) a specified or determinable price, which may not be less than the Fair Market Value on the date of grant. A Stock Appreciation Right granted in connection with an Award may only be exercised to the extent that the related Award has not been exercised, paid or otherwise settled.

(a)    Settlement. Upon settlement of a Stock Appreciation Right, the Company must pay to the Participant, at the discretion of the Committee, the appreciation in cash or shares of Stock (valued at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Award Agreement or, in the absence of such provision, as the Committee may determine.

(b)    Conditions to Exercise. Each Stock Appreciation Right granted under the Plan is exercisable or payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee specifies in the Award Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Committee, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised or paid in whole or in part.

(c)    No Repricing or Buyouts. Except as provided in Section 5.2, without the approval of the Company's stockholders, the price of a Stock Appreciation Right may not be reduced, directly or indirectly, after the grant of the Stock Appreciation Right, including any surrender of the Stock Appreciation Right in consideration of, or in exchange for: (1) the grant of a new Stock Appreciation Right having a price below that of the Stock Appreciation Right that was surrendered; (2) Stock; (3) cash, or (4) any other Award.

3.4    Terms and Conditions of Other Stock-Based Awards. An Other Stock-Based Award shall entitle the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of either (i) a number of, or the value of, a specified or determinable number of shares of Stock granted by the Committee, (ii) a percentage or multiple of the value of a specified number of shares of Stock determined by the Committee or (iii) dividend equivalents on a specified, or a determinable number, or a percentage or multiple of a specified number, of shares of Stock determined by the Committee. At the time of the grant, the Committee must determine the specified number of shares of Stock or the percentage or multiple of the specified number of shares of Stock, as may be applicable; and the Performance Goals or other performance criteria, if any, applicable to the determination of the ultimate payment value of the Other Stock-Based Award. The Committee may provide for an alternate percentage or multiple under certain specified conditions.

(a)    Payment. Payment in respect of Other Stock-Based Awards may be made by the Company in cash or shares of Stock (valued at Fair Market Value as of the date payment is owed) as provided in the applicable Award Agreement or Award Program or, in the absence of such provision, as the Committee may determine.

(b)    Conditions to Payment. Each Other Stock-Based Award granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee may specify in the applicable Award Agreement or Award Program; provided, however, that subsequent to the grant of an Other Stock-Based Award, the Committee, at any time before complete termination of such Other Stock-Based Award, may accelerate the time or times at which such Other Stock-Based Award may be paid in whole or in part.

(c)    Any Other Stock-Based Award representing a Stock grant shall contain forfeitability provisions based upon the achievement of Performance Goals or upon completing a post-grant period of service of no less than three (3) years, with partial vesting allowed for a period of service of less than three (3) years ; provided, however, that any Other Stock-Based Award representing a Stock grant may be issued without such forfeitability provisions if it is granted only in lieu of salary or cash bonus otherwise payable to a Participant and, in such case, may be granted at up to a fifteen percent (15%) discount to the Fair Market Value of the Stock as of the date of grant if the Stock is subject to material restrictions on transferability.

3.5    Terms and Conditions of Cash Performance Awards. A Cash Performance Award shall entitle the Participant to receive, at a specified future date, payment of an amount equal to all or a portion of either (i) the value of a specified or determinable number of units (stated in terms of a designated or determinable dollar amount per unit) granted by the Committee, or (ii) a percentage or multiple of a specified amount determined by the Committee. At the time of the grant, the Committee must determine the base value of each unit; the number of units subject to a Cash Performance Award, the specified amount and the percentage or multiple of the specified amount, as may be applicable; and the Performance Goals or other performance criteria, if any, applicable to the determination of the ultimate payment value of the Cash Performance Award. The Committee may provide for an alternate base value for each unit or an alternate percentage or multiple under certain specified conditions.

(a)    Payment. Payment in respect of Cash Performance Awards shall be made by the Company in cash.

(b)    Conditions to Payment. Each Cash Performance Award granted under the Plan shall be payable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee may specify in the applicable Award Agreement or Award Program; provided, however, that subsequent to the grant of a Cash Performance Award, the Committee, at any time before complete termination of such Cash Performance Award, may accelerate the time or times at which such Cash Performance Award may be paid in whole or in part.

3.6    Treatment of Awards on Termination of Service. Except as otherwise provided by Section 3.2(e), any Award under this Plan to a Participant who has experienced a Termination of Employment, Separation from Service, or termination of some other service relationship with the Company and its Affiliates may be cancelled, accelerated, paid or continued, as provided in the applicable Award Agreement or Award Program, or, as the Committee may otherwise subsequently determine to the extent not prohibited by the Plan. The portion of any Award exercisable in the event of continuation or the amount of any payment due under a continued Award may be adjusted by the Committee to reflect the Participant's period of service from the date of grant through the date of the Participant's Termination of Employment, Separation from Service or termination of some other service relationship or such other factors as the Committee determines are relevant to its decision to continue the Award.

SECTION 4 - RESTRICTIONS ON STOCK

4.1    Escrow of Shares. Any certificates representing the shares of Stock issued under the Plan will be issued in the Participant's name, but, if the applicable Award Agreement or Award Program so provides, the shares of Stock will be held by a custodian designated by the Committee (the “Custodian”). Each applicable Award Agreement or Award Program providing for transfer of shares of Stock to the Custodian may require a Participant to complete an irrevocable stock power appointing the Custodian or the Custodian's designee as the attorney-in-fact for the Participant for the term specified in the applicable Award Agreement or Award Program, with full power and authority in the Participant's name, place and stead to transfer, assign and convey to the Company any shares of Stock held by the Custodian for such Participant, if the Participant forfeits the shares under the terms of the applicable Award Agreement or Award Program.  During the period that the Custodian holds the shares subject to this Section, the Participant is entitled to all rights, except as provided in the applicable Award Agreement or Award Program, applicable to shares of Stock not so held. Any dividends declared on shares of Stock held by the Custodian must, as provided in the applicable Award Agreement or Award Program, be paid directly to the Participant or, in the alternative, be retained by the Custodian or by the Company until the expiration of the period specified in the applicable Award Agreement or Award Program and shall then be delivered, together with any proceeds, with the shares of Stock to the Participant or to the Company, as applicable.

4.2    Restrictions on Transfer. The Participant does not have the right to make or permit to exist any disposition of the shares of Stock issued pursuant to the Plan except as provided in the Plan or the applicable Award Agreement or Award Program. Any disposition of the shares of Stock issued under the Plan by the Participant not made in accordance with the Plan or the applicable Award Agreement or Award Program will be void. The Company will not recognize, or have the duty to recognize, any disposition not made in accordance with the Plan and the applicable Award Agreement or Award Program, and the shares so transferred will continue to be bound by the Plan and the applicable Award Agreement or Award Program.

SECTION 5 - GENERAL PROVISIONS

5.1    Withholding.  The Company shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state or local government. Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan or upon the vesting of any Award, the Company has the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state and local tax withholding requirements prior to the delivery of any certificate or certificates for such shares or the vesting of such Award. A Participant may satisfy the withholding obligation in cash, cash equivalents, or if and to the extent the applicable Award Agreement, Award Program, or Committee procedure so provides, a Participant may elect to have the number of shares of Stock the Participant is to receive reduced by, or tender back to the Company, the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the shares of Stock, is sufficient to satisfy federal, state and local, if any, withholding obligation arising from exercise or payment of an Award.

5.2    Changes in Capitalization; Merger; Liquidation.

(a)    The number and kind of shares of Stock reserved for the grant of Options, Stock Appreciation Rights and Other Stock-Based Awards; the number and kind of shares of Stock reserved for issuance upon the exercise, settlement, vesting, grant or payment, as applicable, of each outstanding Option, Stock Appreciation Right, and Other Stock-Based Award (if any); the Exercise Price of each outstanding Option; the specified number and kind of shares of Stock to which each outstanding Option, Stock Appreciation Right, and Other Stock-Based Award pertains; the total number of shares of Stock that may be subject to Awards granted by one or more officers of the Company and/or the Chairperson of the Committee; the maximum number of shares as to which Options, Stock Appreciation Rights, and other Awards may be granted to an employee during any calendar year; and the threshold price of each outstanding Stock Appreciation Right, shall be proportionately adjusted for any nonreciprocal transaction between the Company and the holders of capital stock of the Company that causes the per share value of the shares of Stock underlying an Award to change, such as a stock dividend, stock split, spinoff, rights offering, or recapitalization through a large, nonrecurring cash dividend (each, an “Equity Restructuring”).

(b)    In the event of a merger, consolidation, reorganization, extraordinary dividend, sale of substantially all of the Company's assets, other change in capital structure of the Company, tender offer for shares of Stock, or a Change in Control, that in each case does not constitute an Equity Restructuring, the Committee may make such adjustments with respect to Awards and take such other action as it deems necessary or appropriate, including, without limitation, the substitution of new awards by the Company or by a third party, the settlement of any Award in cash or cash equivalents, the acceleration of Awards, the removal of restrictions on outstanding Awards, other adjustments to outstanding Awards or the termination of outstanding Awards in exchange for the cash value, if any, determined in good faith by the Committee of the vested and/or unvested portion of the Awards, all as may be provided in the applicable Award Agreement or Award Program or, if not expressly addressed therein, as the Committee subsequently may determine in its sole discretion. The Committee may also use the Plan to assume awards not originally granted under the Plan. Any adjustment pursuant to this Section 5.2 may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Award, but except as set forth in this Section may not otherwise diminish the then value of the Award.

(c)    Notwithstanding any other provision of this Plan to the contrary, in taking any action pursuant to Subsection (a) or (b) with respect to a Nonqualified Stock Option or a Stock Appreciation Right, the Committee shall consider any provisions of Code Section 409A and the regulations thereunder that are required to be followed as a condition of the Nonqualified Stock Option and the Stock Appreciation Right not being treated as the grant of a new Option or Stock Appreciation Right or a change in the form of payment. Any adjustment described in the preceding sentence may include a substitution in whole or in part of other equity securities of the issuer in lieu of the shares of Stock that are subject to the Award.

(d)    The existence of the Plan and the Awards granted pursuant to the Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding.

5.3    Compliance with Code.

(a)    Code Section 422.    All Incentive Stock Options to be granted hereunder are intended to comply with Code Section 422, and all provisions of the Plan and all Incentive Stock Options granted hereunder must be construed in such manner as to effectuate that intent.

(b)    Code Section 409A.    Except to the extent provided otherwise by the Committee, Awards under the Plan are intended to satisfy the requirements of Section 409A of the Code (and the Treasury Department guidance and regulations issued thereunder) so as to avoid the imposition of any additional taxes or penalties under Code Section 409A. If the Committee determines that an Award, Award Agreement, Award Program, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant to become subject to any additional taxes or other penalties under Code Section 409A, then unless the Committee provides otherwise, such Award, Award Agreement, Award Program, payment, distribution, deferral election, transaction or other action or arrangement shall not be given effect to the extent it causes such result and the related provisions of the Plan, Award Agreement, and / or Award Program will be deemed modified, or, if necessary, suspended in order to comply with the requirements of Code Section 409A to the extent determined appropriate by the Committee, in each case without the consent of or notice to the Participant.

5.4    Compliance with Banking Regulations. The Plan and all Awards granted pursuant to the Plan are subject to and shall be administered in accordance with all applicable federal and state banking regulations and limitations. If any provision in the Plan or any Award granted pursuant to the Plan is contrary to applicable federal and state banking regulations and limitations, such banking regulations and limitations shall govern and any and all contravening provisions of the Plan and / or Award shall be deemed void to the extent necessary to resolve the conflict.

5.5    Right to Terminate Employment or Service.  Nothing in the Plan or in any Award Agreement confers upon any Participant the right to continue as an officer, employee, director, consultant, or other service provider of the Company or any of its Affiliates or affect the right of the Company or any of its Affiliates to terminate the Participant's employment or services at any time.

5.6    Non-Alienation of Benefits. Other than as provided herein, no benefit under the Plan may be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to do so shall be void. No such benefit may, prior to receipt by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the Participant.

5.7    Restrictions on Delivery and Sale of Shares; Legends. Each Award is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such Award upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such Award or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such Award may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of 1933 or any applicable state securities laws with respect to the shares of Stock purchasable or otherwise deliverable under Awards then outstanding, the Committee may require, as a condition of exercise of any Option or as a condition to any other delivery of Stock pursuant to an Award, that the Participant or other recipient of an Award represent, in writing, that the shares received pursuant to the Award are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares delivered pursuant to an Award such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

5.8    Listing and Legal Compliance. The Committee may suspend the exercise or payment of any Award so long as it determines that securities exchange listing or registration or qualification under any securities laws is required in connection therewith and has not been completed on terms acceptable to the Committee.

5.9    Termination and Amendment of the Plan. The Board of Directors at any time may amend or terminate the Plan without stockholder approval; provided, however, that the Board of Directors shall obtain stockholder approval for any amendment to the Plan that, except as provided under Section 5.2 of the Plan, increases the number of shares of Stock available under the Plan, materially expands the classes of individuals eligible to receive Awards, materially expands the type of awards available for issuance under the Plan, or would otherwise require stockholder approval under the rules of the applicable exchange. Unless the Award Agreement or Award Program explicitly provides otherwise, no such termination or amendment without the consent of the holder of an Award may adversely affect the rights of the Participant under such Award. The Board of Directors shall consider that to preserve the Plan's ability to grant Incentive Stock Options, stockholder approval is required for any amendment to the Plan that increases the number of shares of Stock available for the grant of Incentive Stock Options under the Plan or changes the employees (or class of employees) eligible to receive Incentive Stock Options, or if the Plan is assumed in connection with a corporate transaction which results in a change in either the granting corporation or the stock available for purchase or grant under the Plan; provided, however, in the case of a consolidation or similar transaction, if the Plan is fully described in the agreement or other document reflecting the transaction and the transaction is approved by stockholders, no further stockholder approval of the Plan shall be required.

5.10    Stockholder Approval. The Plan shall be submitted to the stockholders of the Company for their approval within twelve (12) months before or after the adoption of the Plan by the Board of Directors of the Company. If such approval is not obtained, any Award granted hereunder will be void.

5.11    Choice of Law.  The laws of the State of Tennessee shall govern the Plan, to the extent not preempted by federal law, without reference to the principles of conflict of laws.

5.12    Effective Date of Plan.  The Plan shall become effective as of the date the Plan was approved by the Board of Directors, regardless of the date the Plan is signed.

IN WITNESS WHEREOF, the Company has executed this Plan, and the Plan has become effective, pursuant to Section 5.12, as of March 28, 2012, the date of its adoption by the Board of Directors.

FIRST SECURITY GROUP, INC.

By: /s/ D. Michael Kramer

Title: Chief Executive Officer

FORM OF PROXY
For Holder of Series A Preferred Stock
FIRST SECURITY GROUP, INC.

REVOCABLE PROXY BY AND ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 20, 2012

The undersigned hereby appoints D. Michael Kramer and John R. Haddock, or either of them, each with full power of substitution, as Proxies to vote the 33,000 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, having a liquidation preference of $1,000 per share (the “Series A Preferred Stock”) of First Security Group, Inc. (“First Security”) that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held Wednesday, June 20, 2012, at 1:00 p.m., local time, at the Chattanoogan Hotel located at 1201 Broad Street, Chattanooga, Tennessee, and at any postponement or adjournment thereof. The undersigned hereby ratifies all that the proxies named herein or substitutes may lawfully do or cause to be done by virtue hereof and revokes all former proxies. The proxy when properly dated and executed will be voted in the manner directed.

The undersigned, as the holder of the Series A Preferred Stock, hereby votes as follows with respect to the following nominees for director:

William F. Grant, III    For _____            Withhold _____

Robert R. Lane        For _____            Withhold _____

Date _____________________

UNITED STATES DEPARTMENT OF THE TREASURY

By:
Name:
Title:

REVOCABLE PROXY
FIRST SECURITY GROUP, INC.

REVOCABLE PROXY BY AND ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 20, 2012

The undersigned hereby appoints D. Michael Kramer and John R. Haddock, or either of them, each with full power of substitution, as Proxies to vote all shares of the $0.01 par value common stock of First Security Group, Inc. (“First Security”) that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held Wednesday, June 20, 2012, at 1:00 p.m., local time, at the Chattanoogan Hotel located at 1201 Broad Street, Chattanooga, Tennessee, and at any postponement or adjournment thereof.

The Proxies will vote on the proposals set forth in the notice of annual meeting and proxy statement as specified on this proxy and are authorized to vote at their discretion as to any other business which may come properly before the meeting. If a vote is not specified, the Proxies will vote for approval of the proposals.

The Board of Directors recommends a vote “FOR” the following proposals:

1.    Election of Directors. Authority for the election of William C. Hall, Carol H. Jackson, Robert P. Keller, Ralph L. Kendall and Kelly P. Kirkland, D. Michael Kramer and Larry D. Mauldin as directors, each to serve until First Security's 2013 Annual Meeting of Shareholders and until their successors are elected and qualified.

For _____            Withhold _____                For All Except _____

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

2.    Advisory Vote on Executive Compensation. Authority to adopt a non-binding resolution approving the compensation of First Security's executives as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

For _____            Against _____                Abstain _____

3.    2012 Equity Incentive Plan. Authority to approve the First Security Group, Inc. 2012 Long Term Incentive Plan.

For _____            Against _____                Abstain _____

4.    Ratification of Appointment of Independent Registered Public Accounting Firm. Authority to ratify the appointment of Crowe Horwath LLP, as the independent registered public accounting firm for First Security for the fiscal year ending December 31, 2012

COMMON SHARES: __________
ACCOUNT NUMBER: _________

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

Please be sure to sign and date this Proxy in the box below.

Date _____________________

Shareholder sign above            Co-holder (if any) sign above

Detach above card, mark, sign, date and return in the envelope furnished.

FIRST SECURITY GROUP, INC.

Please sign exactly as name appears on the label below. When shares are held by joint tenants both should sign. When signing as attorney, administrator, trustee, or guardian please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN ABOVE, AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE FURNISHED.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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